                                                                   EXHIBIT 10.12


                                    COMMUNITY
                                      BANK
                                    INDIANOLA


May 6, 1998

George S. Hastings
President
Aquapro Corporation
4307 Central Pike
Hermitage, TN 37076

Dear George,

Community Bank, Indianola is pleased to commit to Aquapro Corporation a revolving line of credit in the amount of $1,000,000.00 for the purpose of financing catfish feed purchased from Delta Western. This commitment is contingent on the following terms and conditions:

         1) The note will be established as a revolving line of credit for the specific and expressed purpose of financing catfish feed purchased from Delta Western to be used to feed Aquapro Corporation.

         2) It is understood between Aquapro Corporation, hereinafter referred to as borrower, and Community Bank, Indianola, hereinafter referred to as lender, that borrower may not enter into any other catfish operations involving the production and sale of catfish without prior written consent of the lender. It is further understood that borrower may not pledge any assets described in the security agreement between borrower and lender dated 5/6/98 without prior written consent of the lender.

         3) The security on the loan will be a perfected first lien position on all Delta Pride and FishCo stock owned. Minimum number of shares pledged will be 1968 shares of Delta Pride and 448 shares of FishCo. A first lien position on inventory including fingerlings, food fish and stockers and accounts receivable will also be granted by Aquapro. A first lien position will also be taken on approximately 553 acres of land located in Sunflower County and Leflore County known as Circle Creek and Panther Run.

         4) The interest rate charged on the loan will be equal to New York Consensus Prime plus 165 basis points and will be subject to daily adjustments.

         5) This line of credit will mature on March 15, 1999.

         6) An operating deposit account will be maintained at Community Bank, Indianola by Aquapro. All proceeds from pledged inventory sales and account receivable collection will be deposited into the account with 40 cents of every pound of fish sold, to be applied, first to


-------------------------------------------------------------------------------
      - P.O. BOX 28 - INDIANOLA, MISSISSIPPI 38751 - PHONE: (601) 887-4513 interest and secondly to principal. The remaining balance will then be available to Aquapro via check, ACH or wire transfer. Maximum principal balances below will apply:


           November 15, 1998               $800,000
           December 15, 1998               $600,000
           January 15, 1999                $400,000
           February 15, 1999               $200,000
           March 15, 1999                     -0-

Non-compliance with the above dates will result in 100% of all fish sales being applied to the LOC until the stated compliance is achieved.

         7) By acceptance of this commitment letter, the borrower agrees to comply with all terms and conditions herein and to a 1% ($10,000.00) commitment fee. Fee payable to Community Bank, Indianola at the time the commitment letter is accepted and delivered. This commitment letter must be accepted and delivered to Community Bank, Indianola by May 8, 1998 or it is null and void. Loan closing must take place prior to May 15, 1998 or this commitment is null and void.

         8) The personal guarantee of George S. Hastings on the line of credit is required.

         9) Monthly financial statements will be required to be submitted to Community Bank, Indianola by the borrower within three weeks after the close of the accounting period.

Community Bank, Indianola appreciates the opportunity to provide Aquapro Corporation with this credit facility and I am looking forward to working with you during this exciting time.


Sincerely,


/s/ Joseph J. Ricotta E.V.P.
-----------------------------------------
Joseph J. Ricotta
Executive Vice President

Acceptance

         Intending to be legally bound, the undersigned hereby accepts the foregoing loan commitment.

         Executed this 14th day of May, 1998.



/s/ George S. Hastings Jr, President
-----------------------------------------
George S. Hastings
President
Aquapro Corporation

                               CONTINUING GUARANTY

In Consideration of COMMUNITY BANK, INDIANOLA, MISSISSIPPI, giving or extending credit to

                               AQUAPRO CORPORATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

hereinafter called "debtor", I hereby give this continuing guaranty to COMMUNITY BANK, INDIANOLA, MISSISSIPPI, hereinafter called "Bank", its transferees or assigns, for the payment in full, together with all interest, attorney fees, other fees, and charges of whatsoever nature and kind, of any indebtedness, direct or contingent whether secured or unsecured, of said debtor to said Bank up to the amount of

ONE MILLION AND NO/100 ------------------------------- ($1,000,000.00)  Dollars,
-----------------------------------------------------------------------
whether due or to become due, and whether now existing or hereafter arising. The Bank may, one or more times, in its judgement, grant extensions, take and surrender securities, accept compositions, release or discharge indorsers, guarantor's or other parties, grant releases and discharges generally, make changes of any sort whatever in the terms of its contract or manner of doing business with the debtor and with other parties in relation thereto without notice to the undersigned, such notice being hereby specifically waived. The Bank, may, without any notice to or consent to the undersigned, also supply all moneys received from the debtor and others, or from securities, as it may think best, without in any way being required to marshal securities or assets, and any such application of moneys shall not in any way alter, affect, limit or lessen the liability of the undersigned under this Guaranty. The Bank shall not be bound to exhaust its recourse against the debtor or other persons or upon the securities it may hold before being entitled to payment from the undersigned of the amount hereby guaranteed. I do furthermore bind and obligate myself, my heirs, and assigns, jointly and severally with said debtor, for payment of the said indebtedness precisely as if the same had been contracted and was due or owing by me in person, hereby agreeing to and binding myself, my heirs and assigns, by all terms and conditions contained in any note or notes signed or to be signed by said debtor, making myself a party thereto; hereby waiving all notice including notice of any such indebtedness and of demand presentment, protest or notice of demand or non-payment and of notice of any act to establish the liability of any party on any commercial or other paper, indebtedness or obligation covered by this guaranty; I do further waive all notice and all pleas of discussion and division and I agree upon demand at any time, to pay to said Bank, its transferees or assigns, the full amount of said indebtedness up to the amount of this guaranty, together with interest, fees and charges, as above set forth, becoming subrogated in the event of payment in full by me to the claim of said Bank, its transferees or assigns, together with whatever security it or they may hold against said indebtedness.

     In the event this Continuing Guaranty is executed by more than one individual, it is understood and agreed that each individual shall be bound by all of the provisions of this continuing guaranty and for the payment in full of the entire amount stated above, in the same manner as if each individual were the only person executing this continuing guaranty. It is also understood and agreed that this continuing guaranty does not supersede nor cancel any pre-existing guaranty or guaranties given by any of the undersigned on behalf of the borrower named above but to the contrary shall be in addition thereto.

     It is expressly agreed that this continuing guaranty is absolute and complete, and that acceptance and notice of acceptance thereof by the Bank are therefore unnecessary and they are hereby expressly waived, and the same shall continue in force until written notice of its discontinuance shall be delivered to one of the executive officers of the said Bank, but such discontinuance shall not affect my liability on any debts and/or obligations of the debtor then existing nor the liability of any other party in the premises.


     Witness             signature  on   this  6th  day of  May,  19 98.
             -----------           ----       -----        ------   ---

WITNESS: Leigh Ann Vance                       /s/ George S. Hastings Jr,
         --------------------                  ---------------------------------
                                               GEORGE S. HASTINGS
                                               ---------------------------------
    Special provision as to
    guaranty of corporate                      ---------------------------------
    indebtedness on reverse
    side hereof.                               ---------------------------------


--------------------------------------------------------------------------------------------
AQUAPRO CORPORATION
4307 CENTRAL PIKE                   COMMUNITY BANK, INDIANOLA    Loan Number   4240594
                                                                             ---------------
HERITAGE TN 37076                   P.O. BOX 28                  Date          5/06/98
                                                                      ----------------------
                                    INDIANOLA, MS 38751          Maturity Date 3/15/99
                                                                              --------------
                                                                 Loan Amount   $1,000,000.00
                                                                             ---------------
                                                                 Renewal Of
                                                                            ----------------
BORROWER'S NAME AND ADDRESS         LENDER'S NAME AND ADDRESS          077/LAV
"I" includes each borrower above,   "You" means the lender, its
 jointly and severally.             successors and assigns.
--------------------------------------------------------------------------------------------

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of ONE MILLION AND NO/100 Dollars $1,000,000.00
                                  ----------------------          -------------
[ ] SINGLE ADVANCE: I will receive all of this principal sum on                .
                                                                ---------------
    No additional advances are contemplated under this note.

[X] MULTIPLE ADVANCE: The principal sum shown above is the maximum amount of principal I can borrow under this note. On 5/06/98 I will receive the amount
                                               -------
    of $                         and future principal advances are contemplated.
        ------------------------
    CONDITIONS: The conditions for future advances are UPON CUSTOMER REQUEST AND
                                                       -------------------------
    AT BANK'S DISCRETION
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
     [X] OPEN END CREDIT: You and I agree that I may borrow up to the maximum principal sum more than one time. This feature is subject to all other conditions and expires on 3/15/99.
                                -------------
     [ ] CLOSED END CREDIT: You and I agree that I may borrow (subject to all other conditions) up to the maximum principal sum only one time.

INTEREST: I agree to pay interest on the outstanding principal balance from
          5/06/98 at the rate of 10.150% per year until INDEX RATE CHANGES.
          -------                ------                 ------------------
[X} VARIABLE RATE: This rate may then change as stated below.

     [X] INDEX RATE: The future rate will be 1.650% ABOVE the following index
                                            ------------
    rate: NEW YORK CONSENSUS PRIME RATE AS PUBLISHED IN THE WALL STREET JOURNAL
         -----------------------------------------------------------------------
    ----------------------------------------------------------------------------
     [ ] NO INDEX: The future rate will not be subject to any internal or external index. It will be entirely in your control.

     [X] FREQUENCY AND TIMING: The rate on this note may change as often as
         DAILY                         .
         ------------------------------
         A change in the interest rate will take effect DAILY                .
                                                       ---------------------
     [ ] LIMITATIONS: During the term of this loan, the applicable annual
         interest rate will not be more than           % or less than         %.
                                             ----------              ---------
         The rate may not change more than          % each           .
                                          ----------       ----------
     EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:

     [ ] The amount of each scheduled payment will change.  [X] The amount of the final payment will change.
     [ ]                                                                      .
         ---------------------------------------------------------------------

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/365 basis.
                                                 ----------
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

     [X] on the same fixed or variable rate basis in effect before maturity
         (as indicated above).

     [ ] at a rate equal to                                                   .
                            --------------------------------------------------
[ ] LATE CHARGE: If a payment is made more than    days after it is due, I agree
                                                ---
    to pay a late charge of                                                   .
                            --------------------------------------------------
[X] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [X] are [ ] are not included in the principal amount above:

    153.00 FILING FEES  587.00 ATTORNEY FEE                                  .
    --------------------------------------------------------------------------

PAYMENTS: I agree to pay this note as follows:

[X] INTEREST: I agree to pay accrued interest WITH THE PRINCIPAL
                                              --------------------------------
    --------------------------------------------------------------------------
[X] PRINCIPAL: I agree to pay the principal AT MATURITY
                                           -----------------------------------
------------------------------------------------------------------------------
[ ] INSTALLMENTS: I agree to pay this note in           payments. The first
                                              ----------
    payment will be in the amount of $            will be due                 .
                                      -----------             ----------------
    A payment of $          will be due                              thereafter.
                  ----------            -----------------------------
   The final payment of the entire unpaid balance of principal and interest will
   be due                                      .
          -------------------------------------
PURPOSE: The purpose of this loan is RLOC FOR CATFISH FEED                    .
                                     -----------------------------------------
ADDITIONAL TERMS:

      AGREEMENT BETWEEN AQUAPRO/CIRCLE CREEK, L.P.'S & COMMUNITY BANK, INDIANOLA & DELTA PRIDE/FISHCO/CONFISH THAT 40 CENTS OF EVERY POUND OF FISH SOLD WILL BE APPLIED DIRECTLY TO LINE OF CREDIT AND NONCOMPLIANCE OF THE PAYMENT SCHEDULE ESTABLISHED IN THE LETTER OF AGREEMENT WILL RESULT IN 100% OF ALL FISH SALES BEING APPLIED TO THE LINE OF CREDIT UNTIL STATED COMPLIANCE IS ACHIEVED.



                                                                   (page 1 of 3)

                                    SECURITY

    SECURITY INTEREST: I give you a security interest in all of the Property described below that I now own and that I may own in the future (including, but not limited to, all parts, accessories, repairs, improvements, and accessions to the Property), wherever the Property is or may be located, and all proceeds and products from the Property.

[X] INVENTORY: All inventory which I hold for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.

[ ] EQUIPMENT: All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools. All equipment described in a list or schedule which I give to you will also be included in the secured property, but such a list is not necessary for a valid security interest in my equipment.

[ ] FARM PRODUCTS: All farm products including, but not limited to:
    (a) all poultry and livestock and their young, along with their products, produce and replacements;
    (b) all crops, annual or perennial, and all products of the crops; and
    (c) all feed, seed, fertilizer, medicines, and other supplies used or produced in my farming operations.

[X] ACCOUNTS, INSTRUMENTS, DOCUMENTS, CHATTEL PAPER AND OTHER RIGHTS TO PAYMENT:
    All rights I have now and that I may have in the future to the payment of money including, but not limited to:
    (a) payment for goods and other property sold or leased or for services rendered, whether or not I have earned such payment by performance; and
    (b) rights to payment arising out of all present and future debt instruments, chattel paper and loans and obligations receivable. The above include any rights and interests (including all liens and security interests) which I may have by law or agreement against any account debtor or obligor of mine.

[X] GENERAL INTANGIBLES: All general intangibles including, but not limited to, tax refunds, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use my name.

[ ] GOVERNMENT PAYMENTS AND PROGRAMS: All payments, accounts, general intangibles, or other benefits (including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance payments, diversion payments, and conservation reserve payments) in which I now have and in the future may have any rights or interest and which arise under or as a result of any preexisting, current or future Federal or state governmental program (including, but not limited to, all programs administered by the Commodity Credit Corporation and the ASCS).

[X] The secured property includes, but is not limited by, the following:
    RLOC; 1ST D/T DATED 5/6/98 COVERING 276.933 ACRES LOCATED IN ALL OF LOTS 2,3,4,5,& 6 AND PART OF LOTS 1,7,8,11 & 12 S21,T19N,R3W, SUNFLOWER COUNTY, MS. 1ST D/T 5/6/98 COVERING 277.71 ACRES LOCATED S5,6,7,& 8, T18N, R2W, LEFLORE COUNTY, MISSISSIPPI. S/A DATED 5/6/98 COVERING ALL CATFISH/FISH INVENTORY INCLUDING BUT NOT LIMITED TO FINGERLINGS, STOCKERS AND FOOD FISH AND PROCEEDS AND REBATES FROM THE SALE OF CATFISH/FISH. ASSN OF 448 SHARES OF FISCHO INC STOCK CERT, #556 AND ASSN OF 1968 SHARES OF DELTA PRIDE INC. STOCK CERT. #1282, #1224, #1223, #1225, #1222, #1216 AND #1217 ALL IN THE
    NAME OF AQUA PRO CORPORATION.

[ ] If checked, file this agreement on the real estate records. Record owner
    (if not me)
               ----------------------------------------------------------------
-------------------------------------------------------------------------------
The Property will be used for a  [ ] personal  [ ] business  [X] agricultural
[ ]                  purpose.
   -----------------

                   ADDITIONAL TERMS OF THE SECURITY AGREEMENT

GENERALLY - This agreement secures this note and any other debt I have with you, now or later. However, it will not secure other debts if you fail with respect to such other debts, to make any required disclosure about this security agreement or if you fail to give any required notice of the right of rescission. If property described in this agreement is located in another state, this agreement may also, in some circumstances, be governed by the law of the state in which the Property is located.

OWNERSHIP AND DUTIES TOWARD PROPERTY - I represent that I own all of the Property, or to the extent this is a purchase money security interest I will acquire ownership of the Property with the proceeds of the loan. I will defend it against any other claim. Your claim to the Property is ahead of the claims of any other creditor. I agree to do whatever you require to protect your security interest and to keep your claim in the Property ahead of the claims of other creditors. I will not do anything to harm your position.

    I will keep books, records and accounts about the Property and my business in general. I will let you examine these records at any reasonable time. I will prepare any report or accounting you request, which deals with the Property.

    I will keep the Property in my possession and will keep it in good repair and use it only for the purpose(s) described on page 1 of this agreement. I will not change this specified use without your express written permission. I represent that I am the original owner of the Property and, if I am not, that I have provided you with a list of prior owners of the Property.

    I will keep the Property at my address listed on page 1 of this agreement, unless we agree I may keep it at another location. If the Property is to be used in another state, I will give you a list of those states. I will not try to sell the Property unless it is inventory or I receive your written permission to do so. If I sell the Property I will have the payment made payable to the order of you and me.

    You may demand immediate payment of the debt(s) if the debtor is not a natural person and without your prior written consent; (1) a beneficial interest in the debtor is sold or transferred, or (2) there is a change in either the identity or number of members of a partnership, or (3) there is a change in ownership of more than 25 percent of the voting stock of a corporation.

    I will pay all taxes and charges on the Property as they become due. You have the right of reasonable access in order to inspect the Property. I will immediately inform you of any loss or damage to the Property.

    If I fail to perform any of my duties under this security agreement, or any mortgage, deed of trust, lien or other security interest, you may without notice to me perform the duties or cause them to be performed. Your right to perform for me shall not create an obligation to perform and your failure to perform will not preclude you from exercising any of your other rights under the law or this security agreement.

PURCHASE MONEY SECURITY INTEREST - For the sole purpose of determining the extent of a purchase money security interest arising under this security agreement: (a) payments on any nonpurchase money ban also secured by this agreement will not be deemed to apply to the Purchase Money Loan, and (b) payments on the Purchase Money Loan will be deemed to apply first to the nonpurchase money portion of the ban, if any, and then to the purchase money obligations in the order which the items of collateral were acquired or if acquired at the same time, in the order selected by you. No security interest will be terminated by application of this formula. "Purchase Money Loan" means any loan the proceeds of which, in whole or in part, are used to acquire any collateral securing the loan and all extensions, renewals, consolidations and refinancing of such loan.

PAYMENTS BY LENDER - You are authorized to pay, on my behalf, charges I am or may become obligated to pay to preserve or protect the secured property (such as property insurance premiums). You may treat those payments as advances and add them to the unpaid principal under the note secured by this agreement or you may demand immediate payment of the amount advanced.

INSURANCE - I agree to buy insurance on the Property against the risks and for the amounts you require and to furnish you continuing proof of coverage. I will have the insurance company name you as loss payee on any such policy. You may require added security if you agree that insurance proceeds may be used to repair or replace the Property. I will buy insurance from a firm licensed to do business in the state where you are located. The firm will be reasonably acceptable to you. The insurance will last until the Property is released from this agreement. If I fail to buy or maintain the insurance (or fail to name you as loss payee) you may purchase it yourself.

WARRANTIES AND REPRESENTATIONS - If this agreement includes accounts, I will not settle any account for less than its full value without your written permission. I will collect all accounts until you tell me otherwise. I will keep the proceeds from all the accounts and any goods which are returned to me or which I take back in trust for you. I will not mix them with any other property of mine. I will deliver them to you at your request. If you ask me to pay you the full price on any returned items or items retaken by myself, I will do so.

    If this agreement covers inventory, I will not dispose of it except in my ordinary course of business at the fair market value for the Property, or at a minimum price established between you and me.

    If this agreement covers farm products I will provide you, at your request, a written list of the buyers, commission merchants or selling agents to or through whom I may sell my farm products. In addition to those parties named on this written list, I authorize you to notify at your sole discretion any additional parties regarding your security interest in my farm products. I remain subject to all applicable penalties for selling my farm products in violation of my agreement with you and the Food Security Act. In this paragraph the terms farm products, buyers, commission merchants and selling agents have the meanings given to them in the Federal Food Security Act of 1985.

REMEDIES - I will be in default on this security agreement if I am in default on any note this agreement secures or if I fail to keep any promise contained in the terms of this agreement. If I default, you have all of the rights and remedies provided in the note and under the Uniform Commercial Code. You may require me to make the secured property available to you at a place which is reasonably convenient. You may take possession of the secured property and sell it as provided by law. The proceeds will be applied first to your expenses and then to the debt. I agree that 10 days written notice sent to my last known address by first class mail will be reasonable notice under the Uniform Commercial Code. My current address is on page 1. I agree to inform you in writing of any change of my address.

FILING - A carbon, photographic or other reproduction of this security agreement or the financing statement covering the Property described in this agreement may be used as a financing statement where allowed by law. Where permitted by law, you may file a financing statement which does not contain my signature, covering the Property secured by this agreement.

--------------------------------------------------------------------------------
Any person who signs within this box does so to give you a security interest in the Property described on this page. This person does not promise to pay the note. "I" as used in this security agreement will include the borrower and any person who signs within this box.

                                   Date
                                        ---------------------------------------

Signed
       ------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                   (page 2 of 3)

                          ADDITIONAL TERMS OF THE NOTE

DEFINITIONS - As used on pages 1 and 2, "[X]" means the terms that apply to this loan. "I," "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW - The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

PAYMENTS - Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST - Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal sum outstanding at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to in this note (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE - The index will serve only as a device for setting the interest rate on this note. You do not guarantee by selecting this index, or the margin, that the interest rate on this note will be the same rate you charge on any other loans or class of loans you make to me or other borrowers.

POST MATURITY RATE - For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS - If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph on page 2.

MULTIPLE ADVANCE LOANS - If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

SET-OFF - I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.
     "Right to receive money from you" means:

     (1) any deposit account balance I have with you;

     (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and

     (3) any repurchase agreement or other nondeposit obligation.

     "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

     If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

     You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right to set-off.

DEFAULT - I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the Property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES - If I am in default on this note you have, but are not limited to, the following remedies:

     (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued unpaid charges).

     (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "SET-OFF" paragraph herein.

     (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.

     (4) You may refuse to make advances to me or allow purchases on credit by me.

     (5) You may use any remedy you have under state or federal law.

     (6) You may make use of any remedy given to you in any agreement securing this note.

     By selecting any one or more of these remedies you do not give up your right to use later any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to consider later the event a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES - I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER - I give up my rights to require you to do certain things. I will not require you to:

     (1) demand payment of amounts due (presentment);

     (2) obtain official certification of nonpayment (protest); or

     (3) give notice that amounts due have not been paid (notice of dishonor).

     I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT - I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

CREDIT INFORMATION - I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGES 1 AND
2). I have received a copy on today's date.

AQUAPRO CORPORATION

BY: /s/ GEORGE S. HASTINGS JR, PRESIDENT
------------------------------------------    ---------------------------------
GEORGE S. HASTINGS

------------------------------------------   ----------------------------------

------------------------------------------   ----------------------------------

SIGNATURE FOR LENDER:
                      ---------------------------------------------------------

                                                                   (page 3 of 3)

LEFLORE COUNTY
PROPERTY                                                4240594

                                  ENVIRONMENTAL
                                   CERTIFICATE
                             (RESIDENTIAL AND LAND)

Borrowers certify that they have no knowledge of solid waste, hazardous waste, hazardous substance, toxic substances, contaminates or pollutants, including, but not limited to petroleum products, asbestos, polychlorinated, biphenosis, formaldehyde, or infections radioactive, biologically contaminated or disease-causing materials (collectively "Hazardous Substances") in, on, or about, or leaching onto or from the real property involved in this transaction, and borrowers have not allowed or caused any Hazardous Substances to be dumped or disposed of on the real property until this transaction has been completed. Further, borrowers warrant that there are no actions, suits, proceedings, or investigations pending or to their knowledge threatened against or affecting borrowers or the real property, in law or in equity, or before any administrative or governmental agency or bureau which may result in any material adverse change in the real property.

Borrower will grant to the bank and its representatives authorization to enter upon and inspect the Property and perform such tests at borrower's expense as are necessary to determine the environmental condition of the property.

Borrower shall protect, indemnify and hold the Bank, its directors, officers, employees, agents, and any successors to the Bank's interest in the Property harmless from any and all loss, damages, suits, penalties, costs liability or expenses arising out of any claim for loss or damage to property, injuries to or death of persons, contamination of or adverse effects on the environmental laws, ordinances, rules or regulations, caused by or resulting from any hazardous material, substance or waste on, under or from the Property.

This indemnification and hold harmless obligations shall be in addition to any and all remedies otherwise available to the Bank hereunder or under any of the loan documents and shall survive the payment in full of this indebtedness.

                                     DATED:           5/06/98
                                            -----------------------------------
                                     AQUAPRO CORPORATION
                                     ------------------------------------------
                                     GEORGE S HASTINGS

                                     /S/ GEORGE S HASTINGS
                                     ------------------------------------------

SUNFLOWER COUNTY
PROPERTY                                                4240594

                                  ENVIRONMENTAL
                                   CERTIFICATE
                             (RESIDENTIAL AND LAND)

Borrowers certify that they have no knowledge of solid waste, hazardous waste, hazardous substance, toxic substances, contaminates or pollutants, including, but not limited to petroleum products, asbestos, polychlorinated, biphenosis, formaldehyde, or infections radioactive, biologically contaminated or disease-causing materials (collectively "Hazardous Substances") in, on, or about, or leaching onto or from the real property involved in this transaction, and borrowers have not allowed or caused any Hazardous Substances to be dumped or disposed of on the real property until this transaction has been completed. Further, borrowers warrant that there are no actions, suits, proceedings, or investigations pending or to their knowledge threatened against or affecting borrowers or the real property, in law or in equity, or before any administrative or governmental agency or bureau which may result in any material adverse change in the real property.

Borrower will grant to the bank and its representatives authorization to enter upon and inspect the Property and perform such tests at borrower's expense as are necessary to determine the environmental condition of the property.

Borrower shall protect, indemnify and hold the Bank, its directors, officers, employees, agents, and any successors to the Bank's interest in the Property harmless from any and all loss, damages, suits, penalties, costs liability or expenses arising out of any claim for loss or damage to property, injuries to or death of persons, contamination of or adverse effects on the environmental laws, ordinances, rules or regulations, caused by or resulting from any hazardous material, substance or waste on, under or from the Property.

This indemnification and hold harmless obligations shall be in addition to any and all remedies otherwise available to the Bank hereunder or under any of the loan documents and shall survive the payment in full of this indebtedness.


                                     DATED:           5/06/98
                                            -----------------------------------
                                     AQUAPRO CORPORATION
                                     ------------------------------------------
                                     GEORGE S HASTINGS

                                     /S/ GEORGE S HASTINGS
                                     ------------------------------------------

                               SECURITY AGREEMENT

                                                        DATE  May 06, 1998
                                                             ----------------

--------------------------------------------------------------------------------
DEBTOR       AQUAPRO CORPORATION       SECURED
                                        PARTY          COMMUNITY BANK, INDIANOLA
--------------------------------------------------------------------------------
BUSINESS
  OR
RESIDENCE    4307 CENTRAL PIKE         ADDRESS
 ADDRESS                                               P. O. BOX 28
--------------------------------------------------------------------------------
  CITY                                  CITY
STATE &      HERITAGE TN 37076  0000   STATE &         INDIANOLA, MS 38751
ZIP CODE                               ZIP CODE
--------------------------------------------------------------------------------

1. SECURITY INTEREST AND COLLATERAL. To secure the payment and performance of each and every debt, liability and obligation of every type and description which Debtor may now or at any time hereafter owe to Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations"), Debtor hereby grants Secured Party a security interest (herein called the "Security Interest") in the following property (herein called the "Collateral") (check applicable boxes and complete information):

  (a) INVENTORY:

      [X] All inventory of Debtor, whether now owned or hereafter acquired and wherever located;

  (b) EQUIPMENT, FARM PRODUCTS AND CONSUMER GOODS:

      [ ] All equipment of Debtor, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, parts and tools, and the goods described in any equipment schedule or list herewith or hereafter furnished to Secured Party by Debtor (but no such schedule or list need be furnished in order for the security interest granted herein to be valid as to all of Debtor's equipment).

      [ ] All farm products of Debtor, whether now owned or hereafter acquired, including but not limited to (i) all poultry and livestock and their young, products thereof and produce thereof, (ii) all crops, whether annual or perennial, and the products thereof, and (iii) all feed, seed, fertilizer, medicines and other supplies used or produced by Debtor in farming operations. The real estate concerned with the above described crops growing or to be grown is:

          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          and the name of the record owner is:
                                              ----------------------------------
      [ ] The following goods or type of goods:
                                               ---------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

  (c) ACCOUNTS AND OTHER RIGHTS TO PAYMENT:

      [X] Each and every right of Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property by Debtor, out of a rendering of services by Debtor, out of a loan by Debtor, out of the overpayment of taxes or other liabilities of Debtor, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; all including but not limited to all present and future debt instruments, chattel papers, accounts, and loans and obligations receivable.

     [ ]
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

  (d) GENERAL INTANGIBLES:

     [X] All general intangibles of Debtor, whether now owned or hereafter acquired, including, but not limited to, applications for patents, patents, copyrights, trademarks, trade secrets, good will, tradenames, customer lists, permits and franchises, the right to use Debtor's name, and tax refunds.

together with all substitutions and replacements for and products of any of the foregoing property not constituting consumer goods and together with proceeds of any and all of the foregoing property and, in the case of all tangible Collateral, together with all accessions and, except in the case of consumer goods, together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Debtor represents, warrants and agrees that:

  (a) Debtor is [ ] an individual, [ ] a partnership, [X] a corporation and, if Debtor is an individual, the Debtor's residence is at the address of Debtor shown at the beginning of this Agreement.

  (b) The Collateral will be used primarily for [ ] personal, family or household purposes; [X] farming operations; [ ] business purposes.

  (c) [ ] If any part or all of the tangible Collateral will become so related to particular real estate as to become a fixture, the real estate concerned is:
                   -------------------------------------------------------------
      --------------------------------------------------------------------------
      and the name of the record owner is:
                                          --------------------------------------

  (d) Debtor's chief executive office is located at
                                                    ----------------------------
      or, if left blank, at the address of Debtor shown at the beginning of this Agreement.

      --------------------------------------------------------------------------


   THIS AGREEMENT CONTAINS ADDITIONAL PROVISIONS SET FORTH ON PAGE 2 OF THIS
                 DOCUMENT, ALL OF WHICH ARE MADE A PART HEREOF.

COMMUNITY BANK, INDIANOLA                  AQUAPRO CORPORATION
-------------------------------------    ---------------------------------------
      Secured Party's Name                            Debtor's Name

By                                       By  /s/ G. S. Hastings Jr.
  -----------------------------------      -------------------------------------
Title:                                   Title:  PRESIDENT
      -------------------------------          ---------------------------------

                                         By
                                            ------------------------------------
                                         Title:
                                                --------------------------------

                                                                   (page 1 of 2)

------------------------------------------------------------------------------------
AQUAPRO CORPORATION           COMMUNITY BANK, INDIANOLA
--------------------------    P. O. BOX 28                       Date:   5/06/98
4307 CENTRAL PIKE             INDIANOLA, MS 38751                      ------------
--------------------------                                       Loan
HERITAGE TN 37076                                                No.:  4240594
--------------------------                                            -------------
--------------------------                                       Security
--------------------------                                       Agreement
DEBTOR'S NAME, ADDRESS AND                                       Date:     5/06/98
TAXPAYER I.D. NUMBER          SECURED PARTY'S NAME AND ADDRESS          ------------
-------------------------------------------------------------------------------------

     Debtor agrees to provide to Secured Party a written list of the buyers, commission merchants and selling agents to or through whom Debtor may sell the farm products described in the Security Agreement given to Secured Party and executed by Debtor on the "Security Agreement Date" specified above. As used in this document, the terms "farm products," "buyers," "commission merchants," and "selling agents" have the meanings given to them by the Federal Food Security Act of 1985.

     Debtor is providing to Secured Party the following list of potential buyers, selling agents and commission merchants to or through whom Debtor anticipates selling the farm products described in the Security Agreement executed by Debtor on the "Security Agreement Date" specified above. Debtor is aware that sale of the farm product collateral to or through anyone not on this list is illegal unless Debtor notifies the Secured Party in writing of the identity of the buyer, selling agent, or commission merchant at least 7 days prior to the sale or Debtor accounts to the Secured Party for the proceeds of the sale not later than 10 days after the sale. Debtor agrees that Secured Party may require any check or draft issued as full or partial payment for the sale of farm products to be made payable to both Debtor and Secured Party. Debtor agrees to keep this list current and to promptly notify Secured Party of any changes to this list.

     Debtor and Secured Party intend that the above terms and the following list amend and become a part of the Security Agreement described above.


    NAME                           ADDRESS                      FARM PRODUCT TYPE
DELTA PRIDE                 P O BOX 850 INDIANOLA, MS 38751          CATFISH
CONFISH                     P O BOX 271 ISOLA, MS 38754              CATFISH
SOUTHFRESH FARMS, LLC       P O BOX 848 INDIANOLA, MS 38751          CATFISH
FARM FRESH CATFISH          P O BOX 85 HOLLANDALE, MS 38748          CATFISH
AMERICA'S CATCH             P O BOX 683 ITTA BENA, MS 38941          CATFISH
FRESHWATER FARMS            P O BOX 957 YAZOO CITY, MS 39194         CATFISH
HEARTLAND CATFISH           55001 HWY 82 W ITTA BENA, MS 38941       CATFISH
SOUTHERN FARM FISH PRO.     RT 1 BOX 138F EUDORA, AR 71378           CATFISH




[X] If checked, this list replaces any prior list provided by Debtor to Secured
    Party. Debtor agrees not to sell any farm products covered by the described Security Agreement to anyone named on any prior list unless that same person or entity is also listed above.

SECURED PARTY: COMMUNITY BANK, INDIANOLA    DEBTOR'S SIGNATURE: Debtor
                                            acknowledges receipt of a copy of
                                            this document on the date shown
                                            above.

By:                                         X  /s/ George S. Hastings Jr.
   --------------------------------------    -----------------------------------
                                             GEORGE S. HASTINGS

                                            X
                                             -----------------------------------

                                            X
                                             -----------------------------------

                                                                   (page 1 of 1)

                BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
    Statement of Purpose for an Extension of Credit Secured by Margin Stock
                           (Federal Reserve Form U-1)

                           COMMUNITY BANK, INDIANOLA
                     --------------------------------------
                                  Name of Bank

This report is required by law (15 U.S.C. ss.ss. 78g and 78w; 12 CFR 221).

Public reporting burden for this collection of information is estimated to average 4.2 minutes (0.07 hours) per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate, including suggestions for reducing this burden, to Secretary, Board of Governors of the Federal Reserve System, 20th and C Streets, N.W., Washington, D.C. 20551; and to the Office of Management and Budget, Paperwork Reduction Project (7100-0115), Washington, D.C. 20503.

INSTRUCTIONS

1. This form must be completed when a bank extends credit in excess of $100,000 secured directly or indirectly, in whole or in part, by any margin stock.

2. The term "margin stock" is defined in Regulation U (12 CFR 221) and includes, principally: (1) stocks that are registered on a national securities exchange or that are on the Federal Reserve Board's List of Marginable OTC Stocks; (2) debt securities (bonds) that are convertible into margin stocks; (3) any over-the-counter security designated as qualified for trading in the National Market System under a designation plan approved by the Securities and Exchange Commission (NMS security); and (4) shares of most mutual funds, unless 95 per cent of the assets of the fund are continuously invested in U.S. government, agency, state, or municipal obligations.

3. Please print or type (if space is inadequate, attach separate sheet).

PART 1 To be completed by borrower(s)

1. What is the amount of the credit being extended?  1000000.00
                                                    ---------------------------

2. Will any part of this credit be used to purchase or carry margin stock?
   [ ] Yes   [X] No

If the answer is "no," describe the specific purpose of the credit.
                                                                    -----------
RLOC FOR CATFISH FEED
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

I (We) have read this form and certify that to the best of my (our) knowledge and belief the information given is true, accurate, and complete, and that the margin stock and any other securities collateralizing this credit are authentic, genuine, unaltered, and not stolen, forged, or counterfeit.

Signed:                              Signed:

                         5/06/98      /s/ George S. Hastings Jr.      5/6/98
---------------------------------    ------------------------------------------
Borrower's signature    Date         Borrower's signature             Date

AQUAPRO CORPORATION                   GEORGE HASTINGS
---------------------------------    -------------------------------------------
Print or type name                   Print or type name

                    This form should not be signed if blank.

    A BORROWER WHO FALSELY CERTIFIES THE PURPOSE OF A CREDIT ON THIS FORM OR
                OTHERWISE willfully or intentionally evades the PROVISIONS OF REGULATION U WILL ALSO VIOLATE FEDERAL RESERVE REGULATION X,
                       "Borrowers of Securities Credit."

PART II To be completed by bank only if the purpose of the credit is to purchase or carry margin securities (Part 1(2) answered "yes").

1. List the margin stock securing this credit; do not include debt securities convertible into margin stock. The maximum loan value of margin stock is 50 per cent of its current market value under the current Supplement to Regulation U.

-----------------------------------------------------------------------------------
                                                  Date and source
No. of              Issue       Market price       of valuation       Total market
shares                           per share       (See note below)   value per issue
-----------------------------------------------------------------------------------
448         FISHCO INC            180.00             4/09/98           80,640.00
1968        DELTA PRIDE INC       200.00             4/09/98          393,600.00

-----------------------------------------------------------------------------------

2. List the debt securities convertible into margin stock securing this credit. The maximum loan value of such debt securities is 50 per cent of the current market value under the current Supplement to Regulation U.

-----------------------------------------------------------------------------------
                                                 Date and source
Principal           Issue       Market price       of valuation       Total market
amount                                           (See note below)   value per issue
-----------------------------------------------------------------------------------



-----------------------------------------------------------------------------------

3. List other collateral including non-margin stock securing this credit.

-----------------------------------------------------------------------------------
                                               Date and source
      Describe briefly          Market price     of valuation       Good faith
                                               (See note below)     loan value
-----------------------------------------------------------------------------------


-----------------------------------------------------------------------------------

Note: Bank need not complete "Date and source of valuation" if the market value was obtained from regularly published information in a journal of general circulation or an automated quotation system.

PART III To be signed by a bank officer in all instances.

I am a duly authorized representative of the bank and understand that this credit secured by margin stock may be subject to the credit restrictions of Regulation U. I have read this form and any attachments, and I have accepted the customer's statement in Part I in good faith as required by Regulation U*; and I certify that to the best of my knowledge and belief, all the information given is true, accurate, and complete. I also certify that if any securities that directly secure the credit are not or will not be registered in the name of the borrower or its nominee, I have or will cause to have examined the written consent of the registered owner to pledge such securities. I further certify that any securities that have been or will be physically delivered to the bank in connection with this credit have been or will be examined, that all validation procedures required by bank policy and the Securities Exchange Act of 1934 (section 17(f), as amended) have been or will be performed, and that I am satisfied to the best of my knowledge and belief that such securities are genuine and not stolen or forged and their faces have not been altered.

                                        Signed:

                                        /s/ Joseph J. Ricotta E.V.P.
------------------------------------    ---------------------------------------
Date                                    Bank officer's signature
     EXECUTIVE VICE PRESIDENT            JOSEPH J. RICOTTA
------------------------------------    ---------------------------------------
Title                                   Print or type name

---------------
*To accept the customer's statement in good faith, the officer of the bank must be alert to the circumstances surrounding the credit and, if in possession of any information that would cause a prudent person not to accept the statement without inquiry, must have investigated and be satisfied that the statement is truthful. Among the facts which would require such investigation are receipt of the statement through the mail or from a third party.

   THIS FORM MUST BE RETAINED BY THE LENDER FOR THREE YEARS AFTER THE CREDIT
                                IS EXTINGUISHED.

                          THIRD PARTY PLEDGE AGREEMENT

                                                       DATE  May 06, 1998
                                                            -------------------

------------------------------------------------------------------------------------

PLEDGOR                                          SECURED
             CIRCLE CREEK AQUACULTURE, LP V      PARTY     COMMUNITY BANK, INDIANOLA
------------------------------------------------------------------------------------
BUSINESS
  OR
RESIDENCE                                       ADDRESS    P. O. BOX 28
ADDRESS
-------------------------------------------------------------------------------------

 CITY,                                           CITY,
STATE &                                         STATE &    INDIANOLA, MS 38751
ZIP CODE                                       ZIP CODE
-------------------------------------------------------------------------------------

1. SECURITY INTEREST AND COLLATERAL. To secure (check one):

   [ ] the payment and performance of each and every debt, liability and obligation of every type and description which
                                                 -------------------------------
   ---------------------------------- ("Debtor") may now or at any time hereafter owe to Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations"),

   [X] the debt, liability or obligation of AQUAPRO CORPORATION
                                            ------------------------------------
   ("Debtor") to Secured Party evidenced by or arising under the following:
   #4240594 RLOC IN THE AMOUNT OF $1,000,000, and any extensions, renewals or
   -----------------------------------------
   replacements thereof (herein referred to as the "Obligations"),

Pledgor hereby grants Secured Party a security interest (herein called the "Security Interest") in (check one):

   [ ] all property of any kind now or at any time hereafter owned by Pledgor, or in which Pledgor may now or hereafter have an interest, which may now be or may at any time hereafter come into the possession or control of Secured Party or into the possession or control of Secured Party's agents or correspondents, whether such possession or control is given for collateral purposes or for safekeeping, together with all proceeds of and other rights in connection with such property (herein called the "Collateral").

   [X] the property owned by Pledgor and held by Secured Party that is described as follows: FISHCO, INC. STOCK CERTIFICATE #556, together with all
                        ------------------------------------
   rights in connection with that property (herein called the "Collateral").

2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Pledgor represents, warrants and covenants that:

   (a) Pledgor will duly endorse, in blank, each and every instrument constituting Collateral by signing on said instrument or by signing a separate document of assignment or transfer, if required by Secured Party.

   (b) Pledgor is the owner of the collateral free and clear of all liens, encumbrances, security interests and restrictions, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral.

   (c) Pledgor will keep the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest.

   (d) Pledgor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral.

   (e) At any time, upon request by Secured Party, Pledgor will deliver to Secured Party all notices, financial statements, reports or other communications received by Pledgor as an owner or holder of the Collateral.

   (f) Pledgor will upon receipt deliver to Secured Party in pledge as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations.

3. RIGHTS OF SECURED PARTY. Pledgor agrees that Secured Party may at any time, whether before or after the occurrence of an Event of Default and without notice or demand of any kind, (i) notify the obligor on or issuer of any Collateral to make payment to Secured Party of any amounts due or distributable thereon, (ii) in Pledgor's name or Secured Party's name enforce collection of any Collateral by suit or otherwise, or surrender, release or exchange all or any part of it, or compromise, extend or renew for any period any obligation evidenced by the Collateral, (iii) receive all proceeds of the Collateral, and
(iv) hold any increase or profits received from the Collateral as additional security for the Obligations, except that any money received from the Collateral shall, at Secured Party's option, be applied in reduction of the Obligations, in such order of application as Secured Party may determine, or be remitted to Debtor.

   THIS AGREEMENT CONTAINS ADDITIONAL PROVISIONS SET FORTH ON PAGE 2 HEREOF,
                      ALL OF WHICH ARE MADE A PART HEREOF.

                                        CIRCLE CREEK AQUACULTURE, LP V
                                      -----------------------------------------
                                                   Pledgor's Name

                                      By /s/ George S. Hastings Jr.
                                         --------------------------------------
                                           GEORGE S. HASTINGS

                                      Title:
                                             ----------------------------------

                                      By
                                        ----------------------------------------

                                      Title:
                                             -----------------------------------

                                                                   (page 1 of 2)

                               SECURITY AGREEMENT                        4240594
                          (Collateral Pledge Agreement)

                                         DATE            May 06, 1998
                                               ---------------------------------

--------------------------------------------------------------------------------
  DEBTOR      AQUAPRO CORPORATION      SECURED      COMMUNITY BANK, INDIANOLA
                                        PARTY
--------------------------------------------------------------------------------
 BUSINESS
   OR         4307 CENTRAL PIKE        ADDRESS
RESIDENCE     HERITAGE TN 37076                     P. 0. BOX 28
 ADDRESS
--------------------------------------------------------------------------------
  CITY,                                  CITY,
 STATE &                                STATE &
ZIP CODE                               ZIP CODE     INDIANOLA, MS  38751
--------------------------------------------------------------------------------
1. SECURITY INTEREST AND COLLATERAL. To secure (check one):

   [X] the payment and performance of each and every debt, liability and obligation of every type and description which Debtor may now or at any time hereafter owe to Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations"),

   [ ] the debt, liability or obligation of the Debtor to secured party evidenced by the following:
                              ------------------------------------------------
   ------------------------------, and any extensions, renewals or replacements thereof (herein referred to as the "Obligations"),

Debtor hereby grants Secured Party a security interest (herein called the "Security Interest") in (check one):
   [X] all property of any kind now or at any time hereafter owned by Debtor, or in which Debtor may now or hereafter have an interest, which may now be or may at any time hereafter come into the possession or control of Secured Party or into the possession or control of Secured Party's agents or correspondents, whether such possession or control is given for collateral purposes or for safekeeping, together with all rights in connection with such property (herein called the "Collateral"),

   [ ] the property owned by Debtor and held by Secured Party that is described as follows:
               ----------------------------------------------------------------
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   together with all rights in connection with such property (herein called the "Collateral").

2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Debtor represents, warrants and covenants that:
    (a) Debtor will duly endorse, in blank, each and every instrument constituting Collateral by signing on said instrument or by signing a separate document of assignment or transfer, if required by Secured Party.
    (b) Debtor is the owner of the Collateral free and clear of all liens, encumbrances, security interests and restrictions, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral.
    (c) Debtor will keep the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest.
    (d) Debtor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral.
    (e) At any time, upon request by Secured Party, Debtor will deliver to Secured Party all notices, financial statements, reports or other communications received by Debtor as an owner or holder of the Collateral.
    (f) Debtor will upon receipt deliver to Secured Party in pledge as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations.

    THIS AGREEMENT CONTAINS ADDITIONAL PROVISIONS SET FORTH ON PAGE 2 HEREOF,
                      ALL OF WHICH ARE MADE A PART HEREOF.

                               AQUAPRO CORPORATION

                               -------------------------------------------------
                                               Debtor's Name

                               By   /s/ GEORGE S HASTINGS JR.
                                  ----------------------------------------------
                                        George S Hastings
                               Title:  PRESIDENT
                                      ------------------------------------------

                               By
                                  ----------------------------------------------

                               Title:
                                      ------------------------------------------

                               SECURITY AGREEMENT                        4240594
                          (Collateral Pledge Agreement)

                                         DATE            May 06, 1998
                                               ---------------------------------

--------------------------------------------------------------------------------
  DEBTOR   CIRCLE CREEK AQUACULTURE LP V    SECURED   COMMUNITY BANK, INDIANOLA
                                             PARTY
--------------------------------------------------------------------------------
 BUSINESS
   OR                                       ADDRESS
RESIDENCE                                             P. 0. BOX 28
 ADDRESS
--------------------------------------------------------------------------------
  CITY,                                      CITY,
 STATE &                                    STATE &
ZIP CODE                                    ZIP CODE  INDIANOLA, MS  38751
--------------------------------------------------------------------------------
1. SECURITY INTEREST AND COLLATERAL. To secure (check one):

   [ ] the payment and performance of each and every debt, liability and obligation of every type and description which Debtor may now or at any time hereafter owe to Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations"),

   [X] the debt, liability or obligation of the Debtor to secured party evidenced by the following:
                               ------------------------------------------------
   #4240594                                  , and any extensions, renewals or
   ------------------------------------------
   replacements thereof (herein referred to as the "Obligations"),

Debtor hereby grants Secured Party a security interest (herein called the "Security Interest") in (check one):
   [ ] all property of any kind now or at any time hereafter owned by Debtor, or in which Debtor may now or hereafter have an interest, which may now be or may at any time hereafter come into the possession or control of Secured Party or into the possession or control of Secured Party's agents or correspondents, whether such possession or control is given for collateral purposes or for safekeeping, together with all rights in connection with such property (herein called the "Collateral"),

   [X] the property owned by Debtor and held by Secured Party that is described as follows:
              -----------------------------------------------------------------
   FISHCO, INC STOCK IN THE NAME OF CIRCLE CREEK AQUACULTURE, LP V
   ----------------------------------------------------------------------------
   CERTIFICATE #556
   ----------------------------------------------------------------------------
   together with all rights in connection with such property (herein called the "Collateral").

2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Debtor represents, warrants and covenants that:
    (a) Debtor will duly endorse, in blank, each and every instrument constituting Collateral by signing on said instrument or by signing a separate document of assignment or transfer, if required by Secured Party.
    (b) Debtor is the owner of the Collateral free and clear of all liens, encumbrances, security interests and restrictions, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral.
    (c) Debtor will keep the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest.
    (d) Debtor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral.
    (e) At any time, upon request by Secured Party, Debtor will deliver to Secured Party all notices, financial statements, reports or other communications received by Debtor as an owner or holder of the Collateral.
    (f) Debtor will upon receipt deliver to Secured Party in pledge as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations.

    THIS AGREEMENT CONTAINS ADDITIONAL PROVISIONS SET FORTH ON PAGE 2 HEREOF,
                      ALL OF WHICH ARE MADE A PART HEREOF.


                               -------------------------------------------------
                                               Debtor's Name

                               By   /s/ GEORGE S HASTINGS, JR.
                                  ----------------------------------------------
                                  George S. Hastings
                               Title:
                                      ------------------------------------------

                               By
                                  ----------------------------------------------

                               Title:
                                      ------------------------------------------

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

                                                                         4240594

FOR VALUE RECEIVED, CIRCLE CREEK AQUACULTURE LP, V
                    ------------------------------------------------------------

                hereby sell, assign and transfer unto  COMMUNITY BANK, INDIANOLA
---------------                                       --------------------------

--------------------------------------------------------------------------------

         (  448  ) Shares of the    COMMON     Capital Stock of the FISHCO, INC.
--------  -------                -------------                      ------------

                                        standing in
----------------------------------------            ----------------------------

  CIRCLE CREEK AQUACULTURE LP, V     name on the books of said    CORPORATION
------------------------------------                            ----------------

                           represented by Certificate No.      556      herewith
---------------------------                               -------------

and do hereby irrevocably constitute and appoint
                                                 -------------------------------
attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.



Dated        5/06/98
        -----------------

IN PRESENCE OF
                                    --------------------------------------------

    /S/ LEIGH ANN VANCE
---------------------------------

                                                  SIGNATURE GUARANTEED

---------------------------------

                                    By          /s/ GEORGE S HASTINGS
                                       -----------------------------------------
                                       GEORGE S HASTINGS    AUTHORIZED SIGNATURE

                                    By
                                       -----------------------------------------
                                                            AUTHORIZED SIGNATURE

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

                                                                         4240594

FOR VALUE RECEIVED, AQUAPRO CORPORATION
                    ------------------------------------------------------------

                 hereby sell, assign and transfer unto COMMUNITY BANK, INDIANOLA
---------------                                        -------------------------

--------------------------------------------------------------------------------

         (  989  ) Shares of the    COMMON     Capital Stock of the
--------  -------                -------------                      ------------

 DELTA PRIDE CATFISH, INC.              standing in  AQUAPRO CORPORATION
----------------------------------------            ----------------------------

                                     name on the books of said    CORPORATION
------------------------------------                            ----------------

                           represented by Certificate No.      1282     herewith
---------------------------                               -------------

and do hereby irrevocably constitute and appoint
                                                 -------------------------------
attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.



Dated        5/06/98
        -----------------

IN PRESENCE OF
                                    --------------------------------------------

    /S/ LEIGH ANN VANCE
---------------------------------

                                                  SIGNATURE GUARANTEED

---------------------------------

                                    By          /s/ GEORGE S HASTINGS
                                       -----------------------------------------
                                       GEORGE S HASTINGS    AUTHORIZED SIGNATURE

                                    By
                                       -----------------------------------------
                                                            AUTHORIZED SIGNATURE

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

                                                                         4240594

FOR VALUE RECEIVED,  AQUAPRO CORPORATION
                    ------------------------------------------------------------

                hereby sell, assign and transfer unto  COMMUNITY BANK, INDIANOLA
---------------                                       --------------------------

--------------------------------------------------------------------------------

         (  200  ) Shares of the    COMMON     Capital Stock of the
--------  -------                -------------                      ------------

   DELTA PRIDE CATFISH INC.             standing in   AQUAPRO CORPORATION
----------------------------------------            ----------------------------

                                     name on the books of said    CORPORATION
------------------------------------                            ----------------

                           represented by Certificate No.     1224      herewith
---------------------------                               -------------

and do hereby irrevocably constitute and appoint
                                                 -------------------------------
attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.



Dated        5/06/98
        -----------------

IN PRESENCE OF
                                    --------------------------------------------

    /S/ LEIGH ANN VANCE
---------------------------------

                                                  SIGNATURE GUARANTEED

---------------------------------

                                    By          /s/ GEORGE S HASTINGS
                                       -----------------------------------------
                                       GEORGE S HASTINGS    AUTHORIZED SIGNATURE

                                    By
                                       -----------------------------------------
                                                            AUTHORIZED SIGNATURE

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

                                                                         4240594

FOR VALUE RECEIVED,   AQUAPRO CORPORATION
                    ------------------------------------------------------------

                hereby sell, assign and transfer unto  COMMUNITY BANK, INDIANOLA
---------------                                       --------------------------

--------------------------------------------------------------------------------

         (  132  ) Shares of the    COMMON     Capital Stock of the
--------  -------                -------------                      ------------

    DELTA PRIDE CATFISH INC.            standing in    AQUAPRO CORPORATION
----------------------------------------            ----------------------------

                                     name on the books of said    CORPORATION
------------------------------------                            ----------------

                           represented by Certificate No.     1223      herewith
---------------------------                               -------------

and do hereby irrevocably constitute and appoint
                                                 -------------------------------
attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.



Dated        5/06/98
        -----------------

IN PRESENCE OF
                                    --------------------------------------------

    /S/ LEIGH ANN VANCE
---------------------------------

                                                  SIGNATURE GUARANTEED

---------------------------------

                                    By          /s/ GEORGE S HASTINGS
                                       -----------------------------------------
                                       GEORGE S HASTINGS    AUTHORIZED SIGNATURE

                                    By
                                       -----------------------------------------
                                                            AUTHORIZED SIGNATURE

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

                                                                         4240594

FOR VALUE RECEIVED,   AQUAPRO CORPORATION
                    ------------------------------------------------------------

                hereby sell, assign and transfer unto  COMMUNITY BANK, INDIANOLA
---------------                                       --------------------------

--------------------------------------------------------------------------------

         (  176  ) Shares of the    COMMON     Capital Stock of the
--------  -------                -------------                      ------------

  DELTA PRIDE CATFISH INC.              standing in    AQUAPRO CORPORATION
----------------------------------------            ----------------------------

                                     name on the books of said    CORPORATION
------------------------------------                            ----------------

                           represented by Certificate No.     1225      herewith
---------------------------                               -------------

and do hereby irrevocably constitute and appoint
                                                 -------------------------------
attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.



Dated        5/06/98
        -----------------

IN PRESENCE OF
                                    --------------------------------------------

    /S/ LEIGH ANN VANCE
---------------------------------

                                                  SIGNATURE GUARANTEED

---------------------------------

                                    By          /s/ GEORGE S HASTINGS
                                       -----------------------------------------
                                       GEORGE S HASTINGS    AUTHORIZED SIGNATURE

                                    By
                                       -----------------------------------------
                                                            AUTHORIZED SIGNATURE

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

                                                                         4240594

FOR VALUE RECEIVED,   AQUAPRO CORPORATION
                    ------------------------------------------------------------

                hereby sell, assign and transfer unto  COMMUNITY BANK, INDIANOLA
---------------                                       --------------------------

--------------------------------------------------------------------------------

         (  150  ) Shares of the    COMMON     Capital Stock of the
--------  -------                -------------                      ------------

    DELTA PRIDE CATFISH INC.            standing in     AQUAPRO CORPORATION
----------------------------------------            ----------------------------

                                     name on the books of said    CORPORATION
------------------------------------                            ----------------

                           represented by Certificate No.     1222      herewith
---------------------------                               -------------

and do hereby irrevocably constitute and appoint
                                                 -------------------------------
attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.



Dated        5/06/98
        -----------------

IN PRESENCE OF
                                    --------------------------------------------

    /S/ LEIGH ANN VANCE
---------------------------------

                                                  SIGNATURE GUARANTEED

---------------------------------

                                    By          /s/ GEORGE S HASTINGS
                                       -----------------------------------------
                                       GEORGE S HASTINGS    AUTHORIZED SIGNATURE

                                    By
                                       -----------------------------------------
                                                            AUTHORIZED SIGNATURE

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

                                                                         4240594

FOR VALUE RECEIVED,   AQUAPRO CORPORATION
                    ------------------------------------------------------------

                hereby sell, assign and transfer unto  COMMUNITY BANK, INDIANOLA
---------------                                       --------------------------

--------------------------------------------------------------------------------

         (  132  ) Shares of the    COMMON     Capital Stock of the
--------  -------                -------------                      ------------

   DELTA PRIDE CATFISH INC.             standing in   AQUAPRO CORPORATION
----------------------------------------            ----------------------------

                                     name on the books of said    COMPANY
------------------------------------                            ----------------

                           represented by Certificate No.     1216      herewith
---------------------------                               -------------

and do hereby irrevocably constitute and appoint
                                                 -------------------------------
attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.



Dated        5/06/98
        -----------------

IN PRESENCE OF
                                    --------------------------------------------

    /S/ LEIGH ANN VANCE
---------------------------------

                                                  SIGNATURE GUARANTEED

---------------------------------

                                    By          /s/ GEORGE S HASTINGS
                                       -----------------------------------------
                                       GEORGE S HASTINGS    AUTHORIZED SIGNATURE

                                    By
                                       -----------------------------------------
                                                            AUTHORIZED SIGNATURE

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

                                                                         4240594

FOR VALUE RECEIVED,  AQUAPRO CORPORATION
                    ------------------------------------------------------------

                hereby sell, assign and transfer unto  COMMUNITY BANK, INDIANOLA
---------------                                       --------------------------

--------------------------------------------------------------------------------

         (  189  ) Shares of the    COMMON     Capital Stock of the
--------  -------                -------------                      ------------

   DELTA PRIDE CATFISH INC.             standing in   AQUAPRO CORPORATION
----------------------------------------            ----------------------------

                                     name on the books of said    CORPORATION
------------------------------------                            ----------------

                           represented by Certificate No.     1217      herewith
---------------------------                               -------------

and do hereby irrevocably constitute and appoint
                                                 -------------------------------
attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.



Dated        5/06/98
        -----------------

IN PRESENCE OF
                                    --------------------------------------------

    /S/ LEIGH ANN VANCE
---------------------------------

                                                  SIGNATURE GUARANTEED

---------------------------------

                                    By          /s/ GEORGE S HASTINGS
                                       -----------------------------------------
                                       GEORGE S HASTINGS    AUTHORIZED SIGNATURE

                                    By
                                       -----------------------------------------
                                                            AUTHORIZED SIGNATURE

                                                               STATE OF MISSISSIPPI UCC-1F                  4240594
                                                               FINANCING STATEMENT

                 UCC-01F                                                                               LEFLORE CO
PART A - TO BE COMPLETED FOR PERFECTION ONLY                   Book & Page:               Filed with:
1. DEBTORS (LAST NAME FIRST FOR INDIVIDUALS)                                                         CHANCERY CLERK
                                                                            ------------             --------------

  AQUAPRO            CORPORATION                          |    HASTINGS, JR         GEORGE                  S
-------------------------------------------------------   |  -------------------------------------------------------
  Last Name           First Name          Middle Name     |    Last Name           First Name          Middle Name
                                                          |
  4307 CENTRAL PIKE                                       |    4307 CENTRAL PIKE
--------------------------------------------------------  |  --------------------------------------------------------
  Mailing Address                                         |    Mailing Address
                                                          |
  HERMITAGE               |  TN  |          |37076 0000   |    HERMITAGE               |  TN  |          |37076
--------------------------|------|----------|-----------  |  --------------------------|------|----------|-----------
  City                    |State |  Cty Cd  |    ZIP      |    City                    |State |  Cty Cd  |    ZIP
                          |                               |                            |
  62-1598919              |                               |    ###-##-####             |
--------------------------|-----------------------------  |  --------------------------|-----------------------------
  Tax ID/SSN                                              |    Tax ID/SSN
                                                          |
2. SECURED PARTY (LAST NAME FIRST FOR INDIVIDUALS)        |  3. ASSIGNEE (LAST NAME FIRST FOR INDIVIDUALS)
                                                          |
  COMMUNITY BANK, INDIANOLA                               |
-------------------------------------------------------   |  -------------------------------------------------------
  Business Name                                           |    Business Name
                                                          |
  P.O. BOX 28                                             |
--------------------------------------------------------  |  --------------------------------------------------------
  Mailing Address                                         |    Mailing Address
                                                          |
  INDIANOLA               |  MS  |    67    |   38751     |                            |      |          |
--------------------------|------|----------|-----------  |  --------------------------|------|----------|-----------
  City                    |State |  Cty Cd  |    ZIP      |    City                    |State |  Cty Cd  |    ZIP
                          |                               |                            |
  64-0220450              |                               |                            |
--------------------------|-----------------------------  |  --------------------------|-----------------------------
  Tax ID/SSN                                              |    Tax ID/SSN

4. THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES (OR ITEMS) OF PROPERTY:

--------------------------------------------------------------------------------
   ALL CATFISH/FISH INVENTORY INCLUDING BUT NOT LIMITED TO FINGERLINGS,
   STOCKERS & FOOD FISH & PROCEEDS & REBATES FROM SALES OF CATFISH/FISH.
--------------------------------------------------------------------------------

5. IF COLLATERAL IS CROPS - Crops are growing or to be grown on - DESCRIBE REAL ESTATE (Indicate record owner, if not Debtor):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. CHECK IF THIS STATEMENT IS FILED WITHOUT THE DEBTOR'S SIGNATURE TO PERFECT A SECURITY INTEREST IN COLLATERAL:

   [ ]    already subject to a security interest            [ ]    where the original filing has lapsed        ---------------------
          in another jurisdiction when it                                                                          Office Use Only
          was brought into this state or
          when Debtor's location was changed to
          this state                                                                                           ---------------------

   [ ]    which is proceeds of the original collateral      [ ]    acquired after a change of name, identity, or
          described above in which a security interest             corporate structure of the Debtor
          was perfected

7. CHECK IF COVERED: [X] Products of Collateral          8. NUMBER OF ADDITIONAL
                                                            SHEETS ATTACHED: [O]

      /s/ George S Hastings Jr           |          COMMUNITY BANK, INDIANOLA
-----------------------------------------|--------------------------------------
            GEORGE S HASTINGS            |
-----------------------------------------|--------------------------------------
  Signatures of Debtor(s)                |  Signature of Secured Party (ies)
                                         |  (Required only if filed without
                                            debtor's signature)

PART B - COMPLETE IN ADDITION TO PART A FOR FARM PRODUCT NOTICE

8. DEBTOR #1: Name: AQUAPRO CORPORATION         Tax ID/SSN 62-1598919     County Code
                    -------------------                   ----------                 -----
   DEBTOR #2: Name: GEORGE S HASTINGS, JR       Tax ID/SSN ###-##-####    County Code
                    -------------------                   ----------                 -----

  Collateral Type Name      Collateral Number Code      County/Produced Code     Collateral Quantity Amount          Crop Year

         CATFISH                    202                           42                      ALL                          1998
-------------------------  -------------------------  -------------------------  -------------------------   -----------------------

-------------------------  -------------------------  -------------------------  -------------------------   -----------------------

9. BRIEF DESCRIPTION OF COLLATERAL     10. IF COLLATERAL INVOLVES REAL PROPERTY,
   (if needed to distinguish from          LIVESTOCK, CROPS GROWING OR TO BE
   products not subject to security        GROWN, DESCRIBE PROPERTY (give name
   interest):                              if owned by person other than
                                           Debtor):

------------------------------------     ---------------------------------------
CATFISH/FISH
------------------------------------     ---------------------------------------

/s/ GEORGE S HASTINGS JR                 |          COMMUNITY BANK, INDIANOLA
-----------------------------------------|--------------------------------------
            GEORGE S HASTINGS            |
-----------------------------------------|--------------------------------------
  Signatures of Debtor(s)                |  Signature of Secured Party (ies)

                                                               STATE OF MISSISSIPPI UCC-1F                  4240594
                                                               FINANCING STATEMENT

                 UCC-01F
PART A - TO BE COMPLETED FOR PERFECTION ONLY                   Book & Page:               Filed with: HUMPHREYS CO.
1. DEBTORS (LAST NAME FIRST FOR INDIVIDUALS)                                                         CHANCERY CLERK
                                                                            ------------             --------------

  AQUAPRO            CORPORATION                          |    HASTINGS, JR         GEORGE                  S
-------------------------------------------------------   |  -------------------------------------------------------
  Last Name           First Name          Middle Name     |    Last Name           First Name          Middle Name
                                                          |
  4307 CENTRAL PIKE                                       |    4307 CENTRAL PIKE
--------------------------------------------------------  |  --------------------------------------------------------
  Mailing Address                                         |    Mailing Address
                                                          |
  HERMITAGE               |  TN  |          |37076 0000   |    HERMITAGE               |  TN  |          |37076
--------------------------|------|----------|-----------  |  --------------------------|------|----------|-----------
  City                    |State |  Cty Cd  |    ZIP      |    City                    |State |  Cty Cd  |    ZIP
                          |                               |                            |
  62-1598919              |                               |    ###-##-####             |
--------------------------|-----------------------------  |  --------------------------|-----------------------------
  Tax ID/SSN                                              |    Tax ID/SSN
                                                          |
2. SECURED PARTY (LAST NAME FIRST FOR INDIVIDUALS)        |  3. ASSIGNEE (LAST NAME FIRST FOR INDIVIDUALS)
                                                          |
  COMMUNITY BANK, INDIANOLA                               |
-------------------------------------------------------   |  -------------------------------------------------------
  Business Name                                           |    Business Name
                                                          |
  P.O. BOX 28                                             |
--------------------------------------------------------  |  --------------------------------------------------------
  Mailing Address                                         |    Mailing Address
                                                          |
  INDIANOLA               |  MS  |    67    |   38751     |                            |      |          |
--------------------------|------|----------|-----------  |  --------------------------|------|----------|-----------
  City                    |State |  Cty Cd  |    ZIP      |    City                    |State |  Cty Cd  |    ZIP
                          |                               |                            |
  64-0220450              |                               |                            |
--------------------------|-----------------------------  |  --------------------------|-----------------------------
  Tax ID/SSN                                              |    Tax ID/SSN

4. THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES (OR ITEMS) OF PROPERTY:

--------------------------------------------------------------------------------
   ALL CATFISH/FISH INVENTORY INCLUDING BUT NOT LIMITED TO FINGERLINGS,
   STOCKERS & FOOD FISH & PROCEEDS & REBATES FROM SALES OF CATFISH/FISH.
--------------------------------------------------------------------------------

5. IF COLLATERAL IS CROPS - Crops are growing or to be grown on - DESCRIBE REAL ESTATE (Indicate record owner, if not Debtor):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. CHECK IF THIS STATEMENT IS FILED WITHOUT THE DEBTOR'S SIGNATURE TO PERFECT A SECURITY INTEREST IN COLLATERAL:

   [ ]    already subject to a security interest            [ ]    where the original filing has lapsed        ---------------------
          in another jurisdiction when it                                                                          Office Use Only
          was brought into this state or
          when Debtor's location was changed to
          this state                                                                                           ---------------------

   [ ]    which is proceeds of the original collateral      [ ]    acquired after a change of name, identity, or
          described above in which a security interest             corporate structure of the Debtor
          was perfected

7. CHECK IF COVERED: [X] Products of Collateral          8. NUMBER OF ADDITIONAL
                                                            SHEETS ATTACHED: [O]

      /s/ George S Hastings Jr           |          COMMUNITY BANK, INDIANOLA
-----------------------------------------|--------------------------------------
            GEORGE S HASTINGS            |
-----------------------------------------|--------------------------------------
  Signatures of Debtor(s)                |  Signature of Secured Party (ies)
                                         |  (Required only if filed without
                                            debtor's signature)

PART B - COMPLETE IN ADDITION TO PART A FOR FARM PRODUCT NOTICE

8. DEBTOR #1: Name: AQUAPRO CORPORATION         Tax ID/SSN 62-1598919     County Code
                    ---------------------                  -----------               -----
   DEBTOR #2: Name: GEORGE S HASTINGS, JR       Tax ID/SSN ###-##-####    County Code
                    ---------------------                  -----------               -----

  Collateral Type Name      Collateral Number Code      County/Produced Code     Collateral Quantity Amount          Crop Year

         CATFISH                    202                           27                      ALL                          1998
-------------------------  -------------------------  -------------------------  -------------------------  ------------------------

-------------------------  -------------------------  -------------------------  -------------------------  ------------------------

9. BRIEF DESCRIPTION OF COLLATERAL     10. IF COLLATERAL INVOLVES REAL PROPERTY,
   (if needed to distinguish from          LIVESTOCK, CROPS GROWING OR TO BE
   products not subject to security        GROWN, DESCRIBE PROPERTY (give name
   interest):                              if owned by person other than
                                           Debtor):

------------------------------------     ---------------------------------------
CATFISH/FISH
------------------------------------     ---------------------------------------

/s/ GEORGE S HASTINGS JR                 |          COMMUNITY BANK, INDIANOLA
-----------------------------------------|--------------------------------------
            GEORGE S HASTINGS            |
-----------------------------------------|--------------------------------------
  Signatures of Debtor(s)                |  Signature of Secured Party (ies)

                                                               STATE OF MISSISSIPPI UCC-1F                  4240594
                                                               FINANCING STATEMENT

                 UCC-01F
PART A - TO BE COMPLETED FOR PERFECTION ONLY                   Book & Page:               Filed with: 1ST JUDICIAL BOLIVAR CO
1. DEBTORS (LAST NAME FIRST FOR INDIVIDUALS)                                                         CHANCERY CLERK
                                                                            ------------             --------------

  AQUAPRO            CORPORATION                          |    HASTINGS, JR         GEORGE                  S
-------------------------------------------------------   |  -------------------------------------------------------
  Last Name           First Name          Middle Name     |    Last Name           First Name          Middle Name
                                                          |
  4307 CENTRAL PIKE                                       |    4307 CENTRAL PIKE
--------------------------------------------------------  |  --------------------------------------------------------
  Mailing Address                                         |    Mailing Address
                                                          |
  HERMITAGE               |  TN  |          |37076 0000   |    HERMITAGE               |  TN  |          |37076
--------------------------|------|----------|-----------  |  --------------------------|------|----------|-----------
  City                    |State |  Cty Cd  |    ZIP      |    City                    |State |  Cty Cd  |    ZIP
                          |                               |                            |
  62-1598919              |                               |    ###-##-####             |
--------------------------|-----------------------------  |  --------------------------|-----------------------------
  Tax ID/SSN                                              |    Tax ID/SSN
                                                          |
2. SECURED PARTY (LAST NAME FIRST FOR INDIVIDUALS)        |  3. ASSIGNEE (LAST NAME FIRST FOR INDIVIDUALS)
                                                          |
  COMMUNITY BANK, INDIANOLA                               |
-------------------------------------------------------   |  -------------------------------------------------------
  Business Name                                           |    Business Name
                                                          |
  P.O. BOX 28                                             |
--------------------------------------------------------  |  --------------------------------------------------------
  Mailing Address                                         |    Mailing Address
                                                          |
  INDIANOLA               |  MS  |    67    |   38751     |                            |      |          |
--------------------------|------|----------|-----------  |  --------------------------|------|----------|-----------
  City                    |State |  Cty Cd  |    ZIP      |    City                    |State |  Cty Cd  |    ZIP
                          |                               |                            |
  64-0220450              |                               |                            |
--------------------------|-----------------------------  |  --------------------------|-----------------------------
  Tax ID/SSN                                              |    Tax ID/SSN

4. THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES (OR ITEMS) OF PROPERTY:

--------------------------------------------------------------------------------
   ALL CATFISH/FISH INVENTORY INCLUDING BUT NOT LIMITED TO FINGERLINGS,
   STOCKERS & FOOD FISH & PROCEEDS & REBATES FROM SALES OF CATFISH/FISH.
--------------------------------------------------------------------------------

5. IF COLLATERAL IS CROPS - Crops are growing or to be grown on - DESCRIBE REAL ESTATE (Indicate record owner, if not Debtor):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. CHECK IF THIS STATEMENT IS FILED WITHOUT THE DEBTOR'S SIGNATURE TO PERFECT A SECURITY INTEREST IN COLLATERAL:

   [ ]    already subject to a security interest            [ ]    where the original filing has lapsed        ---------------------
          in another jurisdiction when it                                                                          Office Use Only
          was brought into this state or
          when Debtor's location was changed to
          this state                                                                                           ---------------------

   [ ]    which is proceeds of the original collateral      [ ]    acquired after a change of name, identity, or
          described above in which a security interest             corporate structure of the Debtor
          was perfected

7. CHECK IF COVERED: [X] Products of Collateral          8. NUMBER OF ADDITIONAL
                                                            SHEETS ATTACHED: [O]

      /s/ George S Hastings Jr           |          COMMUNITY BANK, INDIANOLA
-----------------------------------------|--------------------------------------
            GEORGE S HASTINGS            |
-----------------------------------------|--------------------------------------
  Signatures of Debtor(s)                |  Signature of Secured Party (ies)
                                         |  (Required only if filed without
                                            debtor's signature)

PART B - COMPLETE IN ADDITION TO PART A FOR FARM PRODUCT NOTICE

8. DEBTOR #1: Name: AQUAPRO CORPORATION         Tax ID/SSN 62-1598919     County Code
                    ---------------------                  -----------               -----
   DEBTOR #2: Name: GEORGE S HASTINGS, JR       Tax ID/SSN ###-##-####    County Code
                    ---------------------                  -----------               -----

  Collateral Type Name      Collateral Number Code      County/Produced Code     Collateral Quantity Amount          Crop Year

         CATFISH                    202                           06                      ALL                          1998
------------------------  -------------------------  -------------------------  -------------------------    -----------------------

------------------------  -------------------------  -------------------------  -------------------------    -----------------------

9. BRIEF DESCRIPTION OF COLLATERAL     10. IF COLLATERAL INVOLVES REAL PROPERTY,
   (if needed to distinguish from          LIVESTOCK, CROPS GROWING OR TO BE
   products not subject to security        GROWN, DESCRIBE PROPERTY (give name
   interest):                              if owned by person other than
                                           Debtor):

------------------------------------     ---------------------------------------
CATFISH/FISH
------------------------------------     ---------------------------------------

/s/ GEORGE S HASTINGS JR                 |          COMMUNITY BANK, INDIANOLA
-----------------------------------------|--------------------------------------
            GEORGE S HASTINGS            |
-----------------------------------------|--------------------------------------
  Signatures of Debtor(s)                |  Signature of Secured Party (ies)

                                                               STATE OF MISSISSIPPI UCC-1F                  4240594
                                                               FINANCING STATEMENT

                 UCC-01F
PART A - TO BE COMPLETED FOR PERFECTION ONLY                   Book & Page:               Filed with: 2ND JUDICIAL BOLIVAR CO
1. DEBTORS (LAST NAME FIRST FOR INDIVIDUALS)                                                         CHANCERY CLERK
                                                                            ------------             --------------

  AQUAPRO            CORPORATION                          |    HASTINGS, JR         GEORGE                  S
-------------------------------------------------------   |  -------------------------------------------------------
  Last Name           First Name          Middle Name     |    Last Name           First Name          Middle Name
                                                          |
  4307 CENTRAL PIKE                                       |    4307 CENTRAL PIKE
--------------------------------------------------------  |  --------------------------------------------------------
  Mailing Address                                         |    Mailing Address
                                                          |
  HERMITAGE               |  TN  |          |37076 0000   |    HERMITAGE               |  TN  |          |37076
--------------------------|------|----------|-----------  |  --------------------------|------|----------|-----------
  City                    |State |  Cty Cd  |    ZIP      |    City                    |State |  Cty Cd  |    ZIP
                          |                               |                            |
  62-1598919              |                               |    ###-##-####             |
--------------------------|-----------------------------  |  --------------------------|-----------------------------
  Tax ID/SSN                                              |    Tax ID/SSN
                                                          |
2. SECURED PARTY (LAST NAME FIRST FOR INDIVIDUALS)        |  3. ASSIGNEE (LAST NAME FIRST FOR INDIVIDUALS)
                                                          |
  COMMUNITY BANK, INDIANOLA                               |
-------------------------------------------------------   |  -------------------------------------------------------
  Business Name                                           |    Business Name
                                                          |
  P.O. BOX 28                                             |
--------------------------------------------------------  |  --------------------------------------------------------
  Mailing Address                                         |    Mailing Address
                                                          |
  INDIANOLA               |  MS  |    67    |   38751     |                            |      |          |
--------------------------|------|----------|-----------  |  --------------------------|------|----------|-----------
  City                    |State |  Cty Cd  |    ZIP      |    City                    |State |  Cty Cd  |    ZIP
                          |                               |                            |
  64-0220450              |                               |                            |
--------------------------|-----------------------------  |  --------------------------|-----------------------------
  Tax ID/SSN                                              |    Tax ID/SSN

4. THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES (OR ITEMS) OF PROPERTY:

--------------------------------------------------------------------------------
   ALL CATFISH/FISH INVENTORY INCLUDING BUT NOT LIMITED TO FINGERLINGS,
   STOCKERS & FOOD FISH & PROCEEDS & REBATES FROM SALES OF CATFISH/FISH.
--------------------------------------------------------------------------------

5. IF COLLATERAL IS CROPS - Crops are growing or to be grown on - DESCRIBE REAL ESTATE (Indicate record owner, if not Debtor):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. CHECK IF THIS STATEMENT IS FILED WITHOUT THE DEBTOR'S SIGNATURE TO PERFECT A SECURITY INTEREST IN COLLATERAL:

   [ ]    already subject to a security interest            [ ]    where the original filing has lapsed        ---------------------
          in another jurisdiction when it                                                                          Office Use Only
          was brought into this state or
          when Debtor's location was changed to
          this state                                                                                           ---------------------

   [ ]    which is proceeds of the original collateral      [ ]    acquired after a change of name, identity, or
          described above in which a security interest             corporate structure of the Debtor
          was perfected

7. CHECK IF COVERED: [X] Products of Collateral          8. NUMBER OF ADDITIONAL
                                                            SHEETS ATTACHED: [O]

      /s/ George S Hastings Jr           |          COMMUNITY BANK, INDIANOLA
-----------------------------------------|--------------------------------------
            GEORGE S HASTINGS            |
-----------------------------------------|--------------------------------------
  Signatures of Debtor(s)                |  Signature of Secured Party (ies)
                                         |  (Required only if filed without
                                            debtor's signature)

PART B - COMPLETE IN ADDITION TO PART A FOR FARM PRODUCT NOTICE

8. DEBTOR #1: Name: AQUAPRO CORPORATION         Tax ID/SSN 62-1598919     County Code
                    ---------------------                  -----------               -----
   DEBTOR #2: Name: GEORGE S HASTINGS, JR       Tax ID/SSN ###-##-####    County Code
                    ---------------------                  -----------               -----

  Collateral Type Name      Collateral Number Code      County/Produced Code     Collateral Quantity Amount          Crop Year

         CATFISH                    202                           06                      ALL                          1998
-------------------------  -------------------------  -------------------------  -------------------------  ------------------------

-------------------------  -------------------------  -------------------------  -------------------------  ------------------------

9. BRIEF DESCRIPTION OF COLLATERAL     10. IF COLLATERAL INVOLVES REAL PROPERTY,
   (if needed to distinguish from          LIVESTOCK, CROPS GROWING OR TO BE
   products not subject to security        GROWN, DESCRIBE PROPERTY (give name
   interest):                              if owned by person other than
                                           Debtor):

------------------------------------     ---------------------------------------
CATFISH/FISH
------------------------------------     ---------------------------------------

/s/ GEORGE S HASTINGS JR                 |          COMMUNITY BANK, INDIANOLA
-----------------------------------------|--------------------------------------
            GEORGE S HASTINGS            |
-----------------------------------------|--------------------------------------
  Signatures of Debtor(s)                |  Signature of Secured Party (ies)

                                                               STATE OF MISSISSIPPI UCC-1F                  4240594
                                                               FINANCING STATEMENT

                 UCC-01F
PART A - TO BE COMPLETED FOR PERFECTION ONLY                   Book & Page:               Filed with: SUNFLOWER CO.
1. DEBTORS (LAST NAME FIRST FOR INDIVIDUALS)                                                         CHANCERY CLERK
                                                                            ------------             --------------

  AQUAPRO            CORPORATION                          |    HASTINGS, JR         GEORGE                  S
-------------------------------------------------------   |  -------------------------------------------------------
  Last Name           First Name          Middle Name     |    Last Name           First Name          Middle Name
                                                          |
  4307 CENTRAL PIKE                                       |    4307 CENTRAL PIKE
--------------------------------------------------------  |  --------------------------------------------------------
  Mailing Address                                         |    Mailing Address
                                                          |
  HERMITAGE               |  TN  |          |37076 0000   |    HERMITAGE               |  TN  |          |37076
--------------------------|------|----------|-----------  |  --------------------------|------|----------|-----------
  City                    |State |  Cty Cd  |    ZIP      |    City                    |State |  Cty Cd  |    ZIP
                          |                               |                            |
  62-1598919              |                               |    ###-##-####             |
--------------------------|-----------------------------  |  --------------------------|-----------------------------
  Tax ID/SSN                                              |    Tax ID/SSN
                                                          |
2. SECURED PARTY (LAST NAME FIRST FOR INDIVIDUALS)        |  3. ASSIGNEE (LAST NAME FIRST FOR INDIVIDUALS)
                                                          |
  COMMUNITY BANK, INDIANOLA                               |
-------------------------------------------------------   |  -------------------------------------------------------
  Business Name                                           |    Business Name
                                                          |
  P.O. BOX 28                                             |
--------------------------------------------------------  |  --------------------------------------------------------
  Mailing Address                                         |    Mailing Address
                                                          |
  INDIANOLA               |  MS  |    67    |   38751     |                            |      |          |
--------------------------|------|----------|-----------  |  --------------------------|------|----------|-----------
  City                    |State |  Cty Cd  |    ZIP      |    City                    |State |  Cty Cd  |    ZIP
                          |                               |                            |
  64-0220450              |                               |                            |
--------------------------|-----------------------------  |  --------------------------|-----------------------------
  Tax ID/SSN                                              |    Tax ID/SSN

4. THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES (OR ITEMS) OF PROPERTY:

--------------------------------------------------------------------------------
   ALL CATFISH/FISH INVENTORY INCLUDING BUT NOT LIMITED TO FINGERLINGS,
   STOCKERS & FOOD FISH & PROCEEDS & REBATES FROM SALES OF CATFISH/FISH.
--------------------------------------------------------------------------------

5. IF COLLATERAL IS CROPS - Crops are growing or to be grown on - DESCRIBE REAL ESTATE (Indicate record owner, if not Debtor):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. CHECK IF THIS STATEMENT IS FILED WITHOUT THE DEBTOR'S SIGNATURE TO PERFECT A SECURITY INTEREST IN COLLATERAL:

   [ ]    already subject to a security interest            [ ]    where the original filing has lapsed        ---------------------
          in another jurisdiction when it                                                                          Office Use Only
          was brought into this state or
          when Debtor's location was changed to
          this state                                                                                           ---------------------

   [ ]    which is proceeds of the original collateral      [ ]    acquired after a change of name, identity, or
          described above in which a security interest             corporate structure of the Debtor
          was perfected

7. CHECK IF COVERED: [X] Products of Collateral          8. NUMBER OF ADDITIONAL
                                                            SHEETS ATTACHED: [O]

      /s/ George S Hastings Jr           |          COMMUNITY BANK, INDIANOLA
-----------------------------------------|--------------------------------------
            GEORGE S HASTINGS            |
-----------------------------------------|--------------------------------------
  Signatures of Debtor(s)                |  Signature of Secured Party (ies)
                                         |  (Required only if filed without
                                            debtor's signature)

PART B - COMPLETE IN ADDITION TO PART A FOR FARM PRODUCT NOTICE

8. DEBTOR #1: Name: AQUAPRO CORPORATION         Tax ID/SSN 62-1598919     County Code
                    ---------------------                  -----------               -----
   DEBTOR #2: Name: GEORGE S HASTINGS, JR       Tax ID/SSN ###-##-####    County Code
                    ---------------------                  -----------               -----

  Collateral Type Name      Collateral Number Code      County/Produced Code     Collateral Quantity Amount          Crop Year

         CATFISH                    202                           67                      ALL                          1998
-------------------------  -------------------------  -------------------------  -------------------------   -----------------------

-------------------------  -------------------------  -------------------------  -------------------------   -----------------------

9. BRIEF DESCRIPTION OF COLLATERAL     10. IF COLLATERAL INVOLVES REAL PROPERTY,
   (if needed to distinguish from          LIVESTOCK, CROPS GROWING OR TO BE
   products not subject to security        GROWN, DESCRIBE PROPERTY (give name
   interest):                              if owned by person other than
                                           Debtor):

------------------------------------     ---------------------------------------
CATFISH/FISH
------------------------------------     ---------------------------------------

/s/ GEORGE S HASTINGS JR                 |          COMMUNITY BANK, INDIANOLA
-----------------------------------------|--------------------------------------
            GEORGE S HASTINGS            |
-----------------------------------------|--------------------------------------
  Signatures of Debtor(s)                |  Signature of Secured Party (ies)

                                                               STATE OF MISSISSIPPI UCC-1F                  4240594
                                                               FINANCING STATEMENT

                 UCC-01F
PART A - TO BE COMPLETED FOR PERFECTION ONLY                   Book & Page:               Filed with: MISS.
1. DEBTORS (LAST NAME FIRST FOR INDIVIDUALS)                                                          SEC. OF STATE
                                                                            ------------             --------------

  AQUAPRO            CORPORATION                          |    HASTINGS, JR         GEORGE                  S
-------------------------------------------------------   |  -------------------------------------------------------
  Last Name           First Name          Middle Name     |    Last Name           First Name          Middle Name
                                                          |
  4307 CENTRAL PIKE                                       |    4307 CENTRAL PIKE
--------------------------------------------------------  |  --------------------------------------------------------
  Mailing Address                                         |    Mailing Address
                                                          |
  HERMITAGE               |  TN  |          |37076 0000   |    HERMITAGE               |  TN  |          |37076
--------------------------|------|----------|-----------  |  --------------------------|------|----------|-----------
  City                    |State |  Cty Cd  |    ZIP      |    City                    |State |  Cty Cd  |    ZIP
                          |                               |                            |
  62-1598919              |                               |    ###-##-####             |
--------------------------|-----------------------------  |  --------------------------|-----------------------------
  Tax ID/SSN                                              |    Tax ID/SSN
                                                          |
2. SECURED PARTY (LAST NAME FIRST FOR INDIVIDUALS)        |  3. ASSIGNEE (LAST NAME FIRST FOR INDIVIDUALS)
                                                          |
  COMMUNITY BANK, INDIANOLA                               |
-------------------------------------------------------   |  -------------------------------------------------------
  Business Name                                           |    Business Name
                                                          |
  P.O. BOX 28                                             |
--------------------------------------------------------  |  --------------------------------------------------------
  Mailing Address                                         |    Mailing Address
                                                          |
  INDIANOLA               |  MS  |    67    |   38751     |                            |      |          |
--------------------------|------|----------|-----------  |  --------------------------|------|----------|-----------
  City                    |State |  Cty Cd  |    ZIP      |    City                    |State |  Cty Cd  |    ZIP
                          |                               |                            |
  64-0220450              |                               |                            |
--------------------------|-----------------------------  |  --------------------------|-----------------------------
  Tax ID/SSN                                              |    Tax ID/SSN

4. THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES (OR ITEMS) OF PROPERTY:

--------------------------------------------------------------------------------
   ALL CATFISH/FISH INVENTORY INCLUDING BUT NOT LIMITED TO FINGERLINGS,
   STOCKERS & FOOD FISH & PROCEEDS & REBATES FROM SALES OF CATFISH/FISH.
--------------------------------------------------------------------------------

5. IF COLLATERAL IS CROPS - Crops are growing or to be grown on - DESCRIBE REAL ESTATE (Indicate record owner, if not Debtor):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. CHECK IF THIS STATEMENT IS FILED WITHOUT THE DEBTOR'S SIGNATURE TO PERFECT A SECURITY INTEREST IN COLLATERAL:

   [ ]    already subject to a security interest            [ ]    where the original filing has lapsed        ---------------------
          in another jurisdiction when it                                                                          Office Use Only
          was brought into this state or
          when Debtor's location was changed to
          this state                                                                                           ---------------------

   [ ]    which is proceeds of the original collateral      [ ]    acquired after a change of name, identity, or
          described above in which a security interest             corporate structure of the Debtor
          was perfected

7. CHECK IF COVERED: [X] Products of Collateral          8. NUMBER OF ADDITIONAL
                                                            SHEETS ATTACHED: [O]

      /s/ George S Hastings Jr           |          COMMUNITY BANK, INDIANOLA
-----------------------------------------|--------------------------------------
            GEORGE S HASTINGS            |
-----------------------------------------|--------------------------------------
  Signatures of Debtor(s)                |  Signature of Secured Party (ies)
                                         |  (Required only if filed without
                                            debtor's signature)

PART B - COMPLETE IN ADDITION TO PART A FOR FARM PRODUCT NOTICE

8. DEBTOR #1: Name: AQUAPRO CORPORATION         Tax ID/SSN 62-1598919     County Code
                    ---------------------                  -----------               -----
   DEBTOR #2: Name: GEORGE S HASTINGS, JR       Tax ID/SSN ###-##-####    County Code
                    ---------------------                  -----------               -----

  Collateral Type Name      Collateral Number Code      County/Produced Code     Collateral Quantity Amount          Crop Year

         CATFISH                    202                                                   ALL                          1998
-------------------------  -------------------------  -------------------------  -------------------------  ------------------------

-------------------------  -------------------------  -------------------------  -------------------------  ------------------------

9. BRIEF DESCRIPTION OF COLLATERAL     10. IF COLLATERAL INVOLVES REAL PROPERTY,
   (if needed to distinguish from          LIVESTOCK, CROPS GROWING OR TO BE
   products not subject to security        GROWN, DESCRIBE PROPERTY (give name
   interest):                              if owned by person other than
                                           Debtor):

------------------------------------     ---------------------------------------
CATFISH/FISH
------------------------------------     ---------------------------------------

/s/ GEORGE S HASTINGS JR                 |          COMMUNITY BANK, INDIANOLA
-----------------------------------------|--------------------------------------
            GEORGE S HASTINGS            |
-----------------------------------------|--------------------------------------
  Signatures of Debtor(s)                |  Signature of Secured Party (ies)

                                                               STATE OF TENNESSEE UCC-1F                  4240594
                                                               FINANCING STATEMENT

                 UCC-01F
PART A - TO BE COMPLETED FOR PERFECTION ONLY                   Book & Page:               Filed with: TENN.
1. DEBTORS (LAST NAME FIRST FOR INDIVIDUALS)                                                         SEC. OF STATE
                                                                            ------------             --------------

  AQUAPRO            CORPORATION                          |    HASTINGS, JR         GEORGE                  S
-------------------------------------------------------   |  -------------------------------------------------------
  Last Name           First Name          Middle Name     |    Last Name           First Name          Middle Name
                                                          |
  4307 CENTRAL PIKE                                       |    4307 CENTRAL PIKE
--------------------------------------------------------  |  --------------------------------------------------------
  Mailing Address                                         |    Mailing Address
                                                          |
  HERMITAGE               |  TN  |          |37076 0000   |    HERMITAGE               |  TN  |          |37076
--------------------------|------|----------|-----------  |  --------------------------|------|----------|-----------
  City                    |State |  Cty Cd  |    ZIP      |    City                    |State |  Cty Cd  |    ZIP
                          |                               |                            |
  62-1598919              |                               |    ###-##-####             |
--------------------------|-----------------------------  |  --------------------------|-----------------------------
  Tax ID/SSN                                              |    Tax ID/SSN
                                                          |
2. SECURED PARTY (LAST NAME FIRST FOR INDIVIDUALS)        |  3. ASSIGNEE (LAST NAME FIRST FOR INDIVIDUALS)
                                                          |
  COMMUNITY BANK, INDIANOLA                               |
-------------------------------------------------------   |  -------------------------------------------------------
  Business Name                                           |    Business Name
                                                          |
  P.O. BOX 28                                             |
--------------------------------------------------------  |  --------------------------------------------------------
  Mailing Address                                         |    Mailing Address
                                                          |
  INDIANOLA               |  MS  |    67    |   38751     |                            |      |          |
--------------------------|------|----------|-----------  |  --------------------------|------|----------|-----------
  City                    |State |  Cty Cd  |    ZIP      |    City                    |State |  Cty Cd  |    ZIP
                          |                               |                            |
  64-0220450              |                               |                            |
--------------------------|-----------------------------  |  --------------------------|-----------------------------
  Tax ID/SSN                                              |    Tax ID/SSN

4. THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES (OR ITEMS) OF PROPERTY:

--------------------------------------------------------------------------------
   ALL CATFISH/FISH INVENTORY INCLUDING BUT NOT LIMITED TO FINGERLINGS,
   STOCKERS & FOOD FISH & PROCEEDS & REBATES FROM SALES OF CATFISH/FISH.
--------------------------------------------------------------------------------

5. IF COLLATERAL IS CROPS - Crops are growing or to be grown on - DESCRIBE REAL ESTATE (Indicate record owner, if not Debtor):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. CHECK IF THIS STATEMENT IS FILED WITHOUT THE DEBTOR'S SIGNATURE TO PERFECT A SECURITY INTEREST IN COLLATERAL:

   [ ]    already subject to a security interest            [ ]    where the original filing has lapsed        ---------------------
          in another jurisdiction when it                                                                          Office Use Only
          was brought into this state or
          when Debtor's location was changed to
          this state                                                                                           ---------------------

   [ ]    which is proceeds of the original collateral      [ ]    acquired after a change of name, identity, or
          described above in which a security interest             corporate structure of the Debtor
          was perfected

7. CHECK IF COVERED: [X] Products of Collateral          8. NUMBER OF ADDITIONAL
                                                            SHEETS ATTACHED: [O]

      /s/ George S Hastings Jr           |          COMMUNITY BANK, INDIANOLA
-----------------------------------------|--------------------------------------
            GEORGE S HASTINGS            |
-----------------------------------------|--------------------------------------
  Signatures of Debtor(s)                |  Signature of Secured Party (ies)
                                         |  (Required only if filed without
                                            debtor's signature)

PART B - COMPLETE IN ADDITION TO PART A FOR FARM PRODUCT NOTICE

8. DEBTOR #1: Name: AQUAPRO CORPORATION         Tax ID/SSN 62-1598919     County Code
                    ---------------------                  -----------               -----
   DEBTOR #2: Name: GEORGE S HASTINGS, JR       Tax ID/SSN ###-##-####    County Code
                    ---------------------                  -----------               -----

  Collateral Type Name      Collateral Number Code      County/Produced Code     Collateral Quantity Amount          Crop Year

         CATFISH                    202                                                   ALL                          1998
-------------------------  -------------------------  -------------------------  -------------------------   -----------------------

-------------------------  -------------------------  -------------------------  -------------------------   -----------------------

9. BRIEF DESCRIPTION OF COLLATERAL     10. IF COLLATERAL INVOLVES REAL PROPERTY,
   (if needed to distinguish from          LIVESTOCK, CROPS GROWING OR TO BE
   products not subject to security        GROWN, DESCRIBE PROPERTY (give name
   interest):                              if owned by person other than
                                           Debtor):

------------------------------------     ---------------------------------------
CATFISH/FISH
------------------------------------     ---------------------------------------

/s/ GEORGE S HASTINGS JR                 |          COMMUNITY BANK, INDIANOLA
-----------------------------------------|--------------------------------------
            GEORGE S HASTINGS            |
-----------------------------------------|--------------------------------------
  Signatures of Debtor(s)                |  Signature of Secured Party (ies)

THIS FILING IS FOR NOTICE PURPOSE ONLY. THE MAXIMUM PRINCIPAL INDEBTEDNESS FOR TENNESSEE RECORDING TAX PURPOSES IS $0.00.

                                                               STATE OF TENNESSEE UCC-1F                  4240594
                                                               FINANCING STATEMENT

                 UCC-01F
PART A - TO BE COMPLETED FOR PERFECTION ONLY                   Book & Page:               Filed with: DAVIDSON CO.
1. DEBTORS (LAST NAME FIRST FOR INDIVIDUALS)                                                         CHANCERY CLERK
                                                                            ------------             --------------

  AQUAPRO            CORPORATION                          |    HASTINGS, JR         GEORGE                  S
-------------------------------------------------------   |  -------------------------------------------------------
  Last Name           First Name          Middle Name     |    Last Name           First Name          Middle Name
                                                          |
  4307 CENTRAL PIKE                                       |    4307 CENTRAL PIKE
--------------------------------------------------------  |  --------------------------------------------------------
  Mailing Address                                         |    Mailing Address
                                                          |
  HERMITAGE               |  TN  |          |37076 0000   |    HERMITAGE               |  TN  |          |37076
--------------------------|------|----------|-----------  |  --------------------------|------|----------|-----------
  City                    |State |  Cty Cd  |    ZIP      |    City                    |State |  Cty Cd  |    ZIP
                          |                               |                            |
  62-1598919              |                               |    ###-##-####             |
--------------------------|-----------------------------  |  --------------------------|-----------------------------
  Tax ID/SSN                                              |    Tax ID/SSN
                                                          |
2. SECURED PARTY (LAST NAME FIRST FOR INDIVIDUALS)        |  3. ASSIGNEE (LAST NAME FIRST FOR INDIVIDUALS)
                                                          |
  COMMUNITY BANK, INDIANOLA                               |
-------------------------------------------------------   |  -------------------------------------------------------
  Business Name                                           |    Business Name
                                                          |
  P.O. BOX 28                                             |
--------------------------------------------------------  |  --------------------------------------------------------
  Mailing Address                                         |    Mailing Address
                                                          |
  INDIANOLA               |  MS  |    67    |   38751     |                            |      |          |
--------------------------|------|----------|-----------  |  --------------------------|------|----------|-----------
  City                    |State |  Cty Cd  |    ZIP      |    City                    |State |  Cty Cd  |    ZIP
                          |                               |                            |
  64-0220450              |                               |                            |
--------------------------|-----------------------------  |  --------------------------|-----------------------------
  Tax ID/SSN                                              |    Tax ID/SSN

4. THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES (OR ITEMS) OF PROPERTY:

--------------------------------------------------------------------------------
   ALL CATFISH/FISH INVENTORY INCLUDING BUT NOT LIMITED TO FINGERLINGS,
   STOCKERS & FOOD FISH & PROCEEDS & REBATES FROM SALES OF CATFISH/FISH.
--------------------------------------------------------------------------------

5. IF COLLATERAL IS CROPS - Crops are growing or to be grown on - DESCRIBE REAL ESTATE (Indicate record owner, if not Debtor):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. CHECK IF THIS STATEMENT IS FILED WITHOUT THE DEBTOR'S SIGNATURE TO PERFECT A SECURITY INTEREST IN COLLATERAL:

   [ ]    already subject to a security interest            [ ]    where the original filing has lapsed        ---------------------
          in another jurisdiction when it                                                                          Office Use Only
          was brought into this state or
          when Debtor's location was changed to
          this state                                                                                           ---------------------

   [ ]    which is proceeds of the original collateral      [ ]    acquired after a change of name, identity, or
          described above in which a security interest             corporate structure of the Debtor
          was perfected

7. CHECK IF COVERED: [X] Products of Collateral          8. NUMBER OF ADDITIONAL
                                                            SHEETS ATTACHED: [O]

      /s/ George S Hastings Jr           |          COMMUNITY BANK, INDIANOLA
-----------------------------------------|--------------------------------------
            GEORGE S HASTINGS            |
-----------------------------------------|--------------------------------------
  Signatures of Debtor(s)                |  Signature of Secured Party (ies)
                                         |  (Required only if filed without
                                            debtor's signature)

PART B - COMPLETE IN ADDITION TO PART A FOR FARM PRODUCT NOTICE

8. DEBTOR #1: Name: AQUAPRO CORPORATION         Tax ID/SSN 62-1598919     County Code
                    ---------------------                  -----------               -----
   DEBTOR #2: Name: GEORGE S HASTINGS, JR       Tax ID/SSN ###-##-####    County Code
                    ---------------------                  -----------               -----

  Collateral Type Name      Collateral Number Code      County/Produced Code     Collateral Quantity Amount          Crop Year

         CATFISH                    202                           12                      ALL                          1998
-------------------------  -------------------------  -------------------------  -------------------------   -----------------------

-------------------------  -------------------------  -------------------------  -------------------------   -----------------------

9. BRIEF DESCRIPTION OF COLLATERAL     10. IF COLLATERAL INVOLVES REAL PROPERTY,
   (if needed to distinguish from          LIVESTOCK, CROPS GROWING OR TO BE
   products not subject to security        GROWN, DESCRIBE PROPERTY (give name
   interest):                              if owned by person other than
                                           Debtor):

------------------------------------     ---------------------------------------
CATFISH/FISH
------------------------------------     ---------------------------------------

/s/ GEORGE S HASTINGS JR                 |          COMMUNITY BANK, INDIANOLA
-----------------------------------------|--------------------------------------
            GEORGE S HASTINGS            |
-----------------------------------------|--------------------------------------
  Signatures of Debtor(s)                |  Signature of Secured Party (ies)

THIS FILING IS FOR NOTICE PURPOSE ONLY. THE MAXIMUM PRINCIPAL INDEBTEDNESS FOR TENNESSEE RECORDING TAX PURPOSES IS $0.00

                          NOTICE OF SECURITY INTEREST                    4240594

To:  SOUTHERN FARM FISH PRO.                                   Date:              May 06, 1998
     ------------------------------------------------------          ------------------------------------------------

     RT 1 BOX 138F                                             [  ] This notice amends an earlier notice dated
     ------------------------------------------------------                                                    ------
     EUDORA, MS 71378
     ------------------------------------------------------

Re:  AQUAPRO CORPORATION 62-1598919
     ------------------------------------------------------
     (Name of Debtor and Soc. Sec. or Taxpayer I.D. Number)
                                                                -----------------------------------------------------
     ------------------------------------------------------     COMMUNITY BANK, INDIANOLA
     (Name of Debtor and Soc. Sec. or Taxpayer I.D. Number)     P. 0. BOX 28
     4307 CENTRAL PIKE                                          INDIANOLA, MS 38751
     ------------------------------------------------------
                           (Address)
     HERMITAGE TN   37076 0000                                              Name and Address of Secured Party
     ------------------------------------------------------     -----------------------------------------------------


The Debtor has named you as a potential buyer, commission merchant or selling agent of farm products. You are hereby given notice pursuant to the Food Security Act of 1985 that the Debtor has given a security interest to the Secured Party in (1) the farm products described below and (2) any proceeds from the sale of such farm products. This notice is effective for 1 year from the date you receive it.

AGRICULTURAL COMMODITIES:

                     Description                   Crop Year(s)                   Amount
                     -----------                   ------------                   ------
                       CATFISH                         1998                         ALL

LIVESTOCK:

                     Description                                                  Amount
                     -----------                                                  ------


PRODUCTS OF CROPS OR LIVESTOCK:


                     Description                   Crop Year(s)                   Amount
                     -----------                   ------------                   ------



If no amount is specified for the above described farm products, the security interest covers all such farm products without limitation as to amount.

The farm products described above are or may be located on (describe property and county or parish where farm products are or may be located):


[X] The security interest also covers the described farm products wherever located and is not limited to those located on the above property.

                              PAYMENT OBLIGATIONS

You will be subject to the security interest of the Secured Party in the farm products unless the following payment obligations are satisfied:

[X] Any check or draft issued to Debtor as full or partial payment for any sale of such farm products must be made payable to both the Debtor and the Secured Party, delivered to or received by Secured Party, and finally paid.

[X] If property other than checks or drafts is given as full or partial payment for the sale of such farm products, you must deliver a written notice describing the property in detail to the undersigned at the address stated above within three days after such sale.

[ ]
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

Satisfaction of the payment obligations will not affect the security interest of the Secured Party in proceeds of the sale of such farm products.


                        -------------------------------------------------------
                       (Signature of Authorized Representative of Secured Party)

                          NOTICE OF SECURITY INTEREST                    4240594

To:  HEARTLAND CATFISH                                         Date:              May 06, 1998
     ------------------------------------------------------          ------------------------------------------------

     55001 HWY 82 WEST                                         [  ] This notice amends an earlier notice dated
     ------------------------------------------------------                                                    ------
     ITTA BENA, MS 38941
     ------------------------------------------------------

Re:  AQUAPRO CORPORATION 62-1598919
     ------------------------------------------------------
     (Name of Debtor and Soc. Sec. or Taxpayer I.D. Number)
                                                                -----------------------------------------------------
     ------------------------------------------------------     COMMUNITY BANK, INDIANOLA
     (Name of Debtor and Soc. Sec. or Taxpayer I.D. Number)     P. 0. BOX 28
     4307 CENTRAL PIKE                                          INDIANOLA, MS 38751
     ------------------------------------------------------
                           (Address)
     HERMITAGE TN   37076 0000                                              Name and Address of Secured Party
     ------------------------------------------------------     -----------------------------------------------------


The Debtor has named you as a potential buyer, commission merchant or selling agent of farm products. You are hereby given notice pursuant to the Food Security Act of 1985 that the Debtor has given a security interest to the Secured Party in (1) the farm products described below and (2) any proceeds from the sale of such farm products. This notice is effective for 1 year from the date you receive it.

AGRICULTURAL COMMODITIES:

                     Description                   Crop Year(s)                   Amount
                     -----------                   ------------                   ------
                       CATFISH                         1998                         ALL

LIVESTOCK:

                     Description                                                  Amount
                     -----------                                                  ------


PRODUCTS OF CROPS OR LIVESTOCK:


                     Description                   Crop Year(s)                   Amount
                     -----------                   ------------                   ------



If no amount is specified for the above described farm products, the security interest covers all such farm products without limitation as to amount.

The farm products described above are or may be located on (describe property and county or parish where farm products are or may be located):


[X] The security interest also covers the described farm products wherever located and is not limited to those located on the above property.

                              PAYMENT OBLIGATIONS

You will be subject to the security interest of the Secured Party in the farm products unless the following payment obligations are satisfied:

[X] Any check or draft issued to Debtor as full or partial payment for any sale of such farm products must be made payable to both the Debtor and the Secured Party, delivered to or received by Secured Party, and finally paid.

[X] If property other than checks or drafts is given as full or partial payment for the sale of such farm products, you must deliver a written notice describing the property in detail to the undersigned at the address stated above within three days after such sale.

[ ]
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

Satisfaction of the payment obligations will not affect the security interest of the Secured Party in proceeds of the sale of such farm products.


                        -------------------------------------------------------
                       (Signature of Authorized Representative of Secured Party)

                          NOTICE OF SECURITY INTEREST                    4240594

To:  FRESHWATER FARMS                                          Date:              May 06, 1998
     ------------------------------------------------------          ------------------------------------------------

     P O BOX 957                                               [  ] This notice amends an earlier notice dated
     ------------------------------------------------------                                                    ------
     YAZOO CITY, MS 39194
     ------------------------------------------------------

Re:  AQUAPRO CORPORATION 62-1598919
     ------------------------------------------------------
     (Name of Debtor and Soc. Sec. or Taxpayer I.D. Number)
                                                                -----------------------------------------------------
     ------------------------------------------------------     COMMUNITY BANK, INDIANOLA
     (Name of Debtor and Soc. Sec. or Taxpayer I.D. Number)     P. 0. BOX 28
     4307 CENTRAL PIKE                                          INDIANOLA, MS 38751
     ------------------------------------------------------
                           (Address)
     HERMITAGE TN   37076 0000                                              Name and Address of Secured Party
     ------------------------------------------------------     -----------------------------------------------------


The Debtor has named you as a potential buyer, commission merchant or selling agent of farm products. You are hereby given notice pursuant to the Food Security Act of 1985 that the Debtor has given a security interest to the Secured Party in (1) the farm products described below and (2) any proceeds from the sale of such farm products. This notice is effective for 1 year from the date you receive it.

AGRICULTURAL COMMODITIES:

                     Description                   Crop Year(s)                   Amount
                     -----------                   ------------                   ------
                       CATFISH                         1998                         ALL

LIVESTOCK:

                     Description                                                  Amount
                     -----------                                                  ------


PRODUCTS OF CROPS OR LIVESTOCK:


                     Description                   Crop Year(s)                   Amount
                     -----------                   ------------                   ------



If no amount is specified for the above described farm products, the security interest covers all such farm products without limitation as to amount.

The farm products described above are or may be located on (describe property and county or parish where farm products are or may be located):


[X] The security interest also covers the described farm products wherever located and is not limited to those located on the above property.

                              PAYMENT OBLIGATIONS

You will be subject to the security interest of the Secured Party in the farm products unless the following payment obligations are satisfied:

[X] Any check or draft issued to Debtor as full or partial payment for any sale of such farm products must be made payable to both the Debtor and the Secured Party, delivered to or received by Secured Party, and finally paid.

[X] If property other than checks or drafts is given as full or partial payment for the sale of such farm products, you must deliver a written notice describing the property in detail to the undersigned at the address stated above within three days after such sale.

[ ]
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

Satisfaction of the payment obligations will not affect the security interest of the Secured Party in proceeds of the sale of such farm products.


                        -------------------------------------------------------
                       (Signature of Authorized Representative of Secured Party)

                          NOTICE OF SECURITY INTEREST                    4240594

To:  AMERICA'S CATCH                                           Date:              May 06, 1998
     ------------------------------------------------------          ------------------------------------------------

     P O BOX 683                                               [  ] This notice amends an earlier notice dated
     ------------------------------------------------------                                                    ------
     ITTA BENA, MS 38941
     ------------------------------------------------------

Re:  AQUAPRO CORPORATION 62-1598919
     ------------------------------------------------------
     (Name of Debtor and Soc. Sec. or Taxpayer I.D. Number)
                                                                -----------------------------------------------------
     ------------------------------------------------------     COMMUNITY BANK, INDIANOLA
     (Name of Debtor and Soc. Sec. or Taxpayer I.D. Number)     P. 0. BOX 28
     4307 CENTRAL PIKE                                          INDIANOLA, MS 38751
     ------------------------------------------------------
                           (Address)
     HERMITAGE TN   37076 0000                                              Name and Address of Secured Party
     ------------------------------------------------------     -----------------------------------------------------


The Debtor has named you as a potential buyer, commission merchant or selling agent of farm products. You are hereby given notice pursuant to the Food Security Act of 1985 that the Debtor has given a security interest to the Secured Party in (1) the farm products described below and (2) any proceeds from the sale of such farm products. This notice is effective for 1 year from the date you receive it.

AGRICULTURAL COMMODITIES:

                     Description                   Crop Year(s)                   Amount
                     -----------                   ------------                   ------
                       CATFISH                         1998                         ALL

LIVESTOCK:

                     Description                                                  Amount
                     -----------                                                  ------


PRODUCTS OF CROPS OR LIVESTOCK:


                     Description                   Crop Year(s)                   Amount
                     -----------                   ------------                   ------



If no amount is specified for the above described farm products, the security interest covers all such farm products without limitation as to amount.

The farm products described above are or may be located on (describe property and county or parish where farm products are or may be located):


[X] The security interest also covers the described farm products wherever located and is not limited to those located on the above property.

                              PAYMENT OBLIGATIONS

You will be subject to the security interest of the Secured Party in the farm products unless the following payment obligations are satisfied:

[X] Any check or draft issued to Debtor as full or partial payment for any sale of such farm products must be made payable to both the Debtor and the Secured Party, delivered to or received by Secured Party, and finally paid.

[X] If property other than checks or drafts is given as full or partial payment for the sale of such farm products, you must deliver a written notice describing the property in detail to the undersigned at the address stated above within three days after such sale.

[ ]
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

Satisfaction of the payment obligations will not affect the security interest of the Secured Party in proceeds of the sale of such farm products.


                        -------------------------------------------------------
                       (Signature of Authorized Representative of Secured Party)

                          NOTICE OF SECURITY INTEREST                    4240594

To:  FARM FRESH CATFISH                                        Date:              May 06, 1998
     ------------------------------------------------------          ------------------------------------------------

     P O BOX 85                                                [  ] This notice amends an earlier notice dated
     ------------------------------------------------------                                                    ------
     HOLLANDALE, MS 38748
     ------------------------------------------------------

Re:  AQUAPRO CORPORATION 62-1598919
     ------------------------------------------------------
     (Name of Debtor and Soc. Sec. or Taxpayer I.D. Number)
                                                                -----------------------------------------------------
     ------------------------------------------------------     COMMUNITY BANK, INDIANOLA
     (Name of Debtor and Soc. Sec. or Taxpayer I.D. Number)     P. 0. BOX 28
     4307 CENTRAL PIKE                                          INDIANOLA, MS 38751
     ------------------------------------------------------
                           (Address)
     HERMITAGE TN   37076 0000                                              Name and Address of Secured Party
     ------------------------------------------------------     -----------------------------------------------------


The Debtor has named you as a potential buyer, commission merchant or selling agent of farm products. You are hereby given notice pursuant to the Food Security Act of 1985 that the Debtor has given a security interest to the Secured Party in (1) the farm products described below and (2) any proceeds from the sale of such farm products. This notice is effective for 1 year from the date you receive it.

AGRICULTURAL COMMODITIES:

                     Description                   Crop Year(s)                   Amount
                     -----------                   ------------                   ------
                       CATFISH                         1998                         ALL

LIVESTOCK:

                     Description                                                  Amount
                     -----------                                                  ------


PRODUCTS OF CROPS OR LIVESTOCK:


                     Description                   Crop Year(s)                   Amount
                     -----------                   ------------                   ------



If no amount is specified for the above described farm products, the security interest covers all such farm products without limitation as to amount.

The farm products described above are or may be located on (describe property and county or parish where farm products are or may be located):


[X] The security interest also covers the described farm products wherever located and is not limited to those located on the above property.

                              PAYMENT OBLIGATIONS

You will be subject to the security interest of the Secured Party in the farm products unless the following payment obligations are satisfied:

[X] Any check or draft issued to Debtor as full or partial payment for any sale of such farm products must be made payable to both the Debtor and the Secured Party, delivered to or received by Secured Party, and finally paid.

[X] If property other than checks or drafts is given as full or partial payment for the sale of such farm products, you must deliver a written notice describing the property in detail to the undersigned at the address stated above within three days after such sale.

[ ]
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

Satisfaction of the payment obligations will not affect the security interest of the Secured Party in proceeds of the sale of such farm products.


                        -------------------------------------------------------
                       (Signature of Authorized Representative of Secured Party)

                          NOTICE OF SECURITY INTEREST                    4240594

To:  SOUTHFRESH FARMS, LLC                                     Date:              May 06, 1998
     ------------------------------------------------------          ------------------------------------------------

     P O BOX 848                                               [  ] This notice amends an earlier notice dated
     ------------------------------------------------------                                                    ------
     INDIANOLA, MS 38751
     ------------------------------------------------------

Re:  AQUAPRO CORPORATION 62-1598919
     ------------------------------------------------------
     (Name of Debtor and Soc. Sec. or Taxpayer I.D. Number)
                                                                -----------------------------------------------------
     ------------------------------------------------------     COMMUNITY BANK, INDIANOLA
     (Name of Debtor and Soc. Sec. or Taxpayer I.D. Number)     P. 0. BOX 28
     4307 CENTRAL PIKE                                          INDIANOLA, MS 38751
     ------------------------------------------------------
                           (Address)
     HERMITAGE TN   37076 0000                                              Name and Address of Secured Party
     ------------------------------------------------------     -----------------------------------------------------


The Debtor has named you as a potential buyer, commission merchant or selling agent of farm products. You are hereby given notice pursuant to the Food Security Act of 1985 that the Debtor has given a security interest to the Secured Party in (1) the farm products described below and (2) any proceeds from the sale of such farm products. This notice is effective for 1 year from the date you receive it.

AGRICULTURAL COMMODITIES:

                     Description                   Crop Year(s)                   Amount
                     -----------                   ------------                   ------
                       CATFISH                         1998                         ALL

LIVESTOCK:

                     Description                                                  Amount
                     -----------                                                  ------


PRODUCTS OF CROPS OR LIVESTOCK:


                     Description                   Crop Year(s)                   Amount
                     -----------                   ------------                   ------



If no amount is specified for the above described farm products, the security interest covers all such farm products without limitation as to amount.

The farm products described above are or may be located on (describe property and county or parish where farm products are or may be located):


[X] The security interest also covers the described farm products wherever located and is not limited to those located on the above property.

                              PAYMENT OBLIGATIONS

You will be subject to the security interest of the Secured Party in the farm products unless the following payment obligations are satisfied:

[X] Any check or draft issued to Debtor as full or partial payment for any sale of such farm products must be made payable to both the Debtor and the Secured Party, delivered to or received by Secured Party, and finally paid.

[X] If property other than checks or drafts is given as full or partial payment for the sale of such farm products, you must deliver a written notice describing the property in detail to the undersigned at the address stated above within three days after such sale.

[ ]
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

Satisfaction of the payment obligations will not affect the security interest of the Secured Party in proceeds of the sale of such farm products.


                        -------------------------------------------------------
                       (Signature of Authorized Representative of Secured Party)

                          NOTICE OF SECURITY INTEREST                    4240594

To:  DELTA PRIDE                                               Date:              May 06, 1998
     ------------------------------------------------------          ------------------------------------------------

     P O BOX 850                                               [  ] This notice amends an earlier notice dated
     ------------------------------------------------------                                                    ------
     INDIANOLA, MS 38751
     ------------------------------------------------------

Re:  AQUAPRO CORPORATION 62-1598919
     ------------------------------------------------------
     (Name of Debtor and Soc. Sec. or Taxpayer I.D. Number)
                                                                -----------------------------------------------------
     ------------------------------------------------------     COMMUNITY BANK, INDIANOLA
     (Name of Debtor and Soc. Sec. or Taxpayer I.D. Number)     P. 0. BOX 28
     4307 CENTRAL PIKE                                          INDIANOLA, MS 38751
     ------------------------------------------------------
                           (Address)
     HERMITAGE TN   37076 0000                                              Name and Address of Secured Party
     ------------------------------------------------------     -----------------------------------------------------


The Debtor has named you as a potential buyer, commission merchant or selling agent of farm products. You are hereby given notice pursuant to the Food Security Act of 1985 that the Debtor has given a security interest to the Secured Party in (1) the farm products described below and (2) any proceeds from the sale of such farm products. This notice is effective for 1 year from the date you receive it.

AGRICULTURAL COMMODITIES:

                     Description                   Crop Year(s)                   Amount
                     -----------                   ------------                   ------
                       CATFISH                         1998                         ALL

LIVESTOCK:

                     Description                                                  Amount
                     -----------                                                  ------


PRODUCTS OF CROPS OR LIVESTOCK:


                     Description                   Crop Year(s)                   Amount
                     -----------                   ------------                   ------



If no amount is specified for the above described farm products, the security interest covers all such farm products without limitation as to amount.

The farm products described above are or may be located on (describe property and county or parish where farm products are or may be located):


[X] The security interest also covers the described farm products wherever located and is not limited to those located on the above property.

                              PAYMENT OBLIGATIONS

You will be subject to the security interest of the Secured Party in the farm products unless the following payment obligations are satisfied:

[X] Any check or draft issued to Debtor as full or partial payment for any sale of such farm products must be made payable to both the Debtor and the Secured Party, delivered to or received by Secured Party, and finally paid.

[X] If property other than checks or drafts is given as full or partial payment for the sale of such farm products, you must deliver a written notice describing the property in detail to the undersigned at the address stated above within three days after such sale.

[ ]
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

Satisfaction of the payment obligations will not affect the security interest of the Secured Party in proceeds of the sale of such farm products.


                        -------------------------------------------------------
                       (Signature of Authorized Representative of Secured Party)

                          NOTICE OF SECURITY INTEREST                    4240594

To:  CONFISH                                                   Date:              May 06, 1998
     ------------------------------------------------------          ------------------------------------------------

     P O BOX 271                                               [  ] This notice amends an earlier notice dated
     ------------------------------------------------------                                                    ------
     ISOLA, MS 38754
     ------------------------------------------------------

Re:  AQUAPRO CORPORATION 62-1598919
     ------------------------------------------------------
     (Name of Debtor and Soc. Sec. or Taxpayer I.D. Number)
                                                                -----------------------------------------------------
     ------------------------------------------------------     COMMUNITY BANK, INDIANOLA
     (Name of Debtor and Soc. Sec. or Taxpayer I.D. Number)     P. 0. BOX 28
     4307 CENTRAL PIKE                                          INDIANOLA, MS 38751
     ------------------------------------------------------
                           (Address)
     HERMITAGE TN   37076 0000                                              Name and Address of Secured Party
     ------------------------------------------------------     -----------------------------------------------------


The Debtor has named you as a potential buyer, commission merchant or selling agent of farm products. You are hereby given notice pursuant to the Food Security Act of 1985 that the Debtor has given a security interest to the Secured Party in (1) the farm products described below and (2) any proceeds from the sale of such farm products. This notice is effective for 1 year from the date you receive it.

AGRICULTURAL COMMODITIES:

                     Description                   Crop Year(s)                   Amount
                     -----------                   ------------                   ------
                       CATFISH                         1998                         ALL

LIVESTOCK:

                     Description                                                  Amount
                     -----------                                                  ------


PRODUCTS OF CROPS OR LIVESTOCK:


                     Description                   Crop Year(s)                   Amount
                     -----------                   ------------                   ------



If no amount is specified for the above described farm products, the security interest covers all such farm products without limitation as to amount.

The farm products described above are or may be located on (describe property and county or parish where farm products are or may be located):


[X] The security interest also covers the described farm products wherever located and is not limited to those located on the above property.

                              PAYMENT OBLIGATIONS

You will be subject to the security interest of the Secured Party in the farm products unless the following payment obligations are satisfied:

[X] Any check or draft issued to Debtor as full or partial payment for any sale of such farm products must be made payable to both the Debtor and the Secured Party, delivered to or received by Secured Party, and finally paid.

[X] If property other than checks or drafts is given as full or partial payment for the sale of such farm products, you must deliver a written notice describing the property in detail to the undersigned at the address stated above within three days after such sale.

[ ]
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

Satisfaction of the payment obligations will not affect the security interest of the Secured Party in proceeds of the sale of such farm products.


                        -------------------------------------------------------
                       (Signature of Authorized Representative of Secured Party)

This instrument was prepared by:  LEIGH ANN VANCE
                                  ----------------------------------------------
COMMUNITY BANK, INDIANOLA P O BOX 28 INDIANOLA, MS 38751 887-4513 (Name, Address and Telephone No.)

                               LAND DEED OF TRUST

     THIS INDENTURE, made and entered into this day by and between  AQUAPRO
                                                                   -------------
CORPORATION
--------------------------------------------------------------------------------
whose address is       4307 CENTRAL PIKE                     HERITAGE
                 ---------------------------------------------------------------
                 (Street No. or RFD No. and Box)              (City)

                      TN       , as Grantor (herein designated as "Debtor"), and
-------------------------------
   (County)        (State)

           RICHARD G. NOBLE
--------------------------------------------------------------------------------
                                                                 as Trustee, and
----------------------------------------------------------------
       COMMUNITY BANK, INDIANOLA
--------------------------------------------------------------------------------
               of      INDIANOLA            , Mississippi as Beneficiary (herein
--------------    -------------------------
designated as "Secured Party"), WITNESSETH:

     WHEREAS, Debtor is indebted to Secured Party in the full sum of
                                                                     -----------
ONE MILLION AND NO/100
--------------------------------------------------------------------------------
Dollars ($1,000,000.00) evidenced by  ONE  promissory note of even date herewith
         -------------               -----
in favor of Secured Party, bearing interest from  5/06/98  at the rate specified
                                                 ---------
in the note            , providing for payment of attorney's fees for collection
            -----------
if not paid according to the terms thereof and being due and payable as set forth below:


     DEBTOR AGREES TO PAY $1087039.73 AT MATURITY FINAL MATURITY BEING 3/15/99








* THIS LOAN CONTAINS A VARIABLE RATE CLAUSE.


     WHEREAS, Debtor desires to secure prompt payment of (a) the indebtedness described above according to its terms and any extensions thereof, (b) any additional and future advances with interest thereon which Secured Party may make to Debtor as provided in Paragraph 1, (c) any other indebtedness which Debtor may now or hereafter owe to Secured Party as provided in Paragraph 2 and
(d) any advances with interest which Secured Party may make to protect the property herein conveyed as provided in Paragraphs 3, 4, 5 and 6 (all being herein referred to as the "Indebtedness").

     NOW THEREFORE, In consideration of the Indebtedness herein recited, Debtor hereby conveys and warrants unto Trustee the land described below situated in
the City of               County of   LEFLORE   State of Mississippi:
            -------------            ---------

     SEE ATTACHED EXHIBIT "A"

     9. Debtor shall be in default under the provisions of this Deed of Trust if Debtor (a) shall fail to comply with any of Debtor's covenants or obligations contained herein, (b) shall fail to pay any of the indebtedness secured hereby, or any installment thereof or interest thereon, as such indebtedness, installment or interest shall be due by contractual agreement or by acceleration, (c) shall become bankrupt or insolvent or be placed in receivership, (d) shall, if a corporation, a partnership or an unincorporated association be dissolved voluntarily or involuntarily, or (e) if Secured Party in good faith deems itself insecure and its prospect of repayment seriously impaired.

     10. Secured Party may at any time, without giving formal notice to the original or any successor Trustee, or to Debtor, and without regard to the willingness or inability of any such Trustee to execute this trust, appoint another person or succession of persons to act as Trustee, and such appointee in the execution of this trust shall have all the powers vested in and obligations imposed upon Trustee. Should Secured Party be a corporation or an unincorporated association, then any officer thereof may make such appointment.

     11. Each privilege, option or remedy provided in this Deed of Trust to Secured Party is distinct from every other privilege, option or remedy contained herein or afforded by law or equity, and may be exercised independently, concurrently, cumulatively or successively by Secured Party or by any other owner or holder of the indebtedness. Forebearance by Secured Party in exercising any privilege, option or remedy after the right to do so has accrued shall not constitute a waiver of Secured Party's right to exercise such privilege, option or remedy in event of any subsequent accrual.

     12. The words "Debtor" or "Secured Party" shall each embrace one individual, two or more individuals, a corporation, a partnership or an unincorporated association, depending on the recital herein of the parties to this Deed of Trust. The covenants herein contained shall bind, and the benefits herein provided shall inure to, the respective legal or personal representatives, successors or assigns of the parties hereto subject to the provisions of Paragraph 8. If there be more than one Debtor, then Debtor's obligations shall be joint and several. Whenever in this Deed of Trust the context so requires, the singular shall include the plural and the plural the singular. Notices required herein from Secured Party to Debtor shall be sent to the address of Debtor shown in this Deed of Trust.

     IN WITNESS WHEREOF, Debtor has executed this Deed of Trust on the  6th
                                                                       -----
day of  May 1998.
       -----------

 CORPORATE, PARTNERSHIP OR ASSOCIATION SIGNATURE        INDIVIDUAL SIGNATURES

          AQUAPRO CORPORATION
--------------------------------------------------    --------------------------
            Name of Debtor

By                             PRESIDENT
--------------------------------------------------    --------------------------
GEORGE S HASTINGS                            Title

Attest:    /s/ GEORGE S HASTINGS
--------------------------------------------------    --------------------------
                                             Title
(Seal)

                           INDIVIDUAL ACKNOWLEDGEMENT


STATE OF MISSISSIPPI
COUNTY OF
          ---------------------------------

     Personally appeared before me, the undersigned authority in and for the

said county and state, on this       day of
                               -----         ----------------------------------,
within my jurisdiction, the within named
                                           ------------------------------------
                                     who acknowledged that
-----------------------------------                         -------------------
         (he/she/they) executed the above and foregoing instrument.
---------

My Commission Expires
                      -------------------------    -----------------------------
                              (Seal)                        Notary Public



             CORPORATE, PARTNERSHIP OR ASSOCIATION ACKNOWLEDGEMENT

STATE OF MISSISSIPPI
COUNTY OF             SUNFLOWER
          ---------------------------------

     Personally appeared before me, the undersigned authority in and for the

said county and state, on this 6th day of             MAY             1998
                               ---        ------------------------------------,
within my jurisdiction, the within named    GEORGE S HASTINGS
                                           ------------------------------------
                                   and
----------------------------------     ----------------------------------------
         who acknowledged that  HE/SHE   (he/she/they) is-are     PRESIDENT
--------                       --------                       -----------------
and                      of   AQUAPRO CORPORATION                             a
    --------------------    -------------------------------------------------
  CORPORATION    (corporation/partnership/unincorporated association), and that
----------------
for and on behalf of the said organization, and as its act and deed    HE/SHE
                                                                     ----------
(he/she/they) executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.




My Commission Expires
                      -------------------------    -----------------------------
                              (Seal)                        Notary Public

                                                                         4240594

TRACT #1
TO THE CHANCERY CLERK OF LEFLORE               COUNTY, MISSISSIPPI
LAND SITUATED IN THE                   QUARTER OF THE
QUARTER OF SECTION 5,6,7 & 8                   TOWNSHIP 18 NORTH
RANGE 2 WEST          LEFLORE                                COUNTY, MISSISSIPPI

TRACT #2
LAND SITUATED IN THE LEFLORE      QUARTER OF THE
QUARTER OF SECTION 5,6,7 & 8                   TOWNSHIP 18 NORTH
RANGE 2 WEST          LEFLORE                                COUNTY, MISSISSIPPI

                                   EXHIBIT "A"

TRACT 1:

Commencing at a steel post marking the corner common to Sections 5, 6, 7 & 8, Township 18 North, Range 2 West, Leflore County, Mississippi, said corner being the POINT OF BEGINNING of the tract herein described; thence South 89degree54'14" East, 109.62 feet to the center of a public road; thence North 00degree06'27" West, along the center of said public road for 2,078.37 feet; thence South 85degree36'54" West, 1,329.76 feet; thence South 10degree00' East,
210.00 feet; thence South 85degree18' West 82.84 feet; thence South 00degree06'27" East, 1780.14 feet; thence North 89degree13'07" East, 1,263.01 feet to the POINT OF BEGINNING, containing 63.76 acres, more or less, and being located in Sections 5 & 6 of the aforesaid Township, Range, County & State.

TRACT 2:

Commencing at a steel post marking the corner common to Sections 5, 6, 7 & 8, Township 18 North, Range 2 West, Leflore County, Mississippi; thence South 89degree54'14" East, 109.62 feet to the center of a public road; thence South 00degree06'27" East, along the center of said public road for 272.25 feet to the POINT OF BEGINNING of the tract herein described; thence South 89degree54'14" East, 824.03 feet to an iron pipe; thence North 00degree05'46" East, 272.25 feet to an iron pipe; thence South 89degree54'14" East, 2761.92 feet to an iron pipe; thence South 8degree37'39" East, 1,744.69 feet to an iron pipe in the center of a drainage canal; thence South 43degreell' West, along the center of said canal for 1,224.95 feet; thence South 89degree11'29" West, 3,005.66 feet to the center of the aforesaid public road; thence North 00degree06'27" West, along the center of said road for 2,394.33 feet to the POINT OF BEGINNING, containing 213.95 acres, more or less, and being located in Section 8 of the aforesaid Township, Range, County and State.

ATTACHED TO AND FORMING PART OF THAT CERTAIN DEED OF TRUST DATED
5/6/98 IN THE NAME OF AQUAPRO CORPORATION IN THE AMOUNT OF
$1,000,000.00

/s/ GEORGE HASTINGS
------------------------------                        ------------------------
AQUAPRO CORPORATION                                   DATE
BY: GEORGE HASTINGS, PRESIDENT

This instrument was prepared by:  LEIGH ANN VANCE
                                  ----------------------------------------------
COMMUNITY BANK, INDIANOLA P O BOX 28 INDIANOLA, MS 38751 887-4513 (Name, Address and Telephone No.)

                               LAND DEED OF TRUST

     THIS INDENTURE, made and entered into this day by and between  AQUAPRO
                                                                   -------------
CORPORATION
--------------------------------------------------------------------------------
whose address is       4307 CENTRAL PIKE                     HERITAGE
                 ---------------------------------------------------------------
                 (Street No. or RFD No. and Box)              (City)

                      TN       , as Grantor (herein designated as "Debtor"), and
-------------------------------
   (County)        (State)

           RICHARD G. NOBLE
--------------------------------------------------------------------------------
                                                                 as Trustee, and
----------------------------------------------------------------
       COMMUNITY BANK, INDIANOLA
--------------------------------------------------------------------------------
               of      INDIANOLA            , Mississippi as Beneficiary (herein
--------------    -------------------------
designated as "Secured Party"), WITNESSETH:

     WHEREAS, Debtor is indebted to Secured Party in the full sum of
                                                                     -----------
ONE MILLION AND NO/100
--------------------------------------------------------------------------------
Dollars ($1,000,000.00) evidenced by  ONE  promissory note of even date herewith
         -------------               -----
in favor of Secured Party, bearing interest from  5/06/98  at the rate specified
                                                 ---------
in the note            , providing for payment of attorney's fees for collection
            -----------
if not paid according to the terms thereof and being due and payable as set forth below:


     DEBTOR AGREES TO PAY $1087039.73 AT MATURITY FINAL MATURITY BEING 3/15/99








* THIS LOAN CONTAINS A VARIABLE RATE CLAUSE.


     WHEREAS, Debtor desires to secure prompt payment of (a) the indebtedness described above according to its terms and any extensions thereof, (b) any additional and future advances with interest thereon which Secured Party may make to Debtor as provided in Paragraph 1, (c) any other indebtedness which Debtor may now or hereafter owe to Secured Party as provided in Paragraph 2 and
(d) any advances with interest which Secured Party may make to protect the property herein conveyed as provided in Paragraphs 3, 4, 5 and 6 (all being herein referred to as the "Indebtedness").

     NOW THEREFORE, In consideration of the Indebtedness herein recited, Debtor hereby conveys and warrants unto Trustee the land described below situated in
the City of               County of   SUNFLOWER   State of Mississippi:
            -------------            -----------

     SEE ATTACHED EXHIBIT "A"

     9. Debtor shall be in default under the provisions of this Deed of Trust if Debtor (a) shall fail to comply with any of Debtor's covenants or obligations contained herein, (b) shall fail to pay any of the indebtedness secured hereby, or any installment thereof or interest thereon, as such indebtedness, installment or interest shall be due by contractual agreement or by acceleration, (c) shall become bankrupt or insolvent or be placed in receivership, (d) shall, if a corporation, a partnership or an unincorporated association be dissolved voluntarily or involuntarily, or (e) if Secured Party in good faith deems itself insecure and its prospect of repayment seriously impaired.

     10. Secured Party may at any time, without giving formal notice to the original or any successor Trustee, or to Debtor, and without regard to the willingness or inability of any such Trustee to execute this trust, appoint another person or succession of persons to act as Trustee, and such appointee in the execution of this trust shall have all the powers vested in and obligations imposed upon Trustee. Should Secured Party be a corporation or an unincorporated association, then any officer thereof may make such appointment.

     11. Each privilege, option or remedy provided in this Deed of Trust to Secured Party is distinct from every other privilege, option or remedy contained herein or afforded by law or equity, and may be exercised independently, concurrently, cumulatively or successively by Secured Party or by any other owner or holder of the indebtedness. Forebearance by Secured Party in exercising any privilege, option or remedy after the right to do so has accrued shall not constitute a waiver of Secured Party's right to exercise such privilege, option or remedy in event of any subsequent accrual.

     12. The words "Debtor" or "Secured Party" shall each embrace one individual, two or more individuals, a corporation, a partnership or an unincorporated association, depending on the recital herein of the parties to this Deed of Trust. The covenants herein contained shall bind, and the benefits herein provided shall inure to, the respective legal or personal representatives, successors or assigns of the parties hereto subject to the provisions of Paragraph 8. If there be more than one Debtor, then Debtor's obligations shall be joint and several. Whenever in this Deed of Trust the context so requires, the singular shall include the plural and the plural the singular. Notices required herein from Secured Party to Debtor shall be sent to the address of Debtor shown in this Deed of Trust.

     IN WITNESS WHEREOF, Debtor has executed this Deed of Trust on the  6th
                                                                       -----
day of  May 1998.
       -----------

 CORPORATE, PARTNERSHIP OR ASSOCIATION SIGNATURE        INDIVIDUAL SIGNATURES

          AQUAPRO CORPORATION
--------------------------------------------------    --------------------------
            Name of Debtor

By                             PRESIDENT
--------------------------------------------------    --------------------------
GEORGE S HASTINGS                            Title

Attest:    /s/ GEORGE S HASTINGS
--------------------------------------------------    --------------------------
                                             Title
(Seal)

                                                      --------------------------


                           INDIVIDUAL ACKNOWLEDGEMENT


STATE OF MISSISSIPPI
COUNTY OF
          ---------------------------------

     Personally appeared before me, the undersigned authority in and for the

said county and state, on this       day of
                               -----         ----------------------------------,
within my jurisdiction, the within named
                                           ------------------------------------
                                     who acknowledged that
-----------------------------------                         -------------------
         (he/she/they) executed the above and foregoing instrument.
---------

My Commission Expires
                      -------------------------    -----------------------------
                              (Seal)                        Notary Public


             CORPORATE, PARTNERSHIP OR ASSOCIATION ACKNOWLEDGEMENT

STATE OF MISSISSIPPI
COUNTY OF             SUNFLOWER
          ---------------------------------

     Personally appeared before me, the undersigned authority in and for the

said county and state, on this 6th day of             MAY             1998
                               ---        ------------------------------------,
within my jurisdiction, the within named    GEORGE S HASTINGS
                                           ------------------------------------
                                   and
----------------------------------     ----------------------------------------
         who acknowledged that  HE/SHE   (he/she/they) is-are     PRESIDENT
--------                       --------                       -----------------
and                      of   AQUAPRO CORPORATION                             a
    --------------------    -------------------------------------------------
  CORPORATION    (corporation/partnership/unincorporated association), and that
----------------
for and on behalf of the said organization, and as its act and deed    HE/SHE
                                                                     ----------
(he/she/they) executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.


My Commission Expires
                      -------------------------   ---------------------------
                                (Seal)                  Notary Public

                                                                         4240594

TRACT #1
TO THE CHANCERY CLERK OF SUNFLOWER                       COUNTY, MISSISSIPPI
LAND SITUATED IN THE LOTS 1,2,3, QUARTER OF THE 6,7,8,11 & 12
QUARTER OF SECTION 21                               TOWNSHIP 19 NORTH
RANGE 3 WEST         SUNFLOWER                               COUNTY, MISSISSIPPI

TRACT #2
LAND SITUATED IN THE                        QUARTER OF THE
QUARTER OF SECTION                                  TOWNSHIP
RANGE                                                        COUNTY, MISSISSIPPI

                                    EXHIBIT "A"

     276.933 acres, more or less, located in all of Lots 2, 3, 4, 5 and 6 and in parts of Lots 1, 7, 8, 11 and 12 in Section 21, Township 19 North, Range 3 West, Sunflower County, Mississippi and further described as follows:

     Commence at the Northeast Corner of Section 21, Township 19 North, Range 3 West, Sunflower County, Mississippi; thence South 89degree31'09" West
     782.82 feet along the North of Section 21 to a point on the Centerline of a public gravel road and the centerline of Roundaway Bayou to the Point of Beginning; thence continue South 89degree31'09" West 4,408.10 feet along the centerline of said gravel road to a point on the Northwest corner of said Section 21; thence South 00degree58'23" West 2,594.73 feet along the West line of said Section 21 to a point on the centerline of Mississippi Highway Ndegree3; thence South 16degree49'21" East 1,136.71 feet along the centerline of said Mississippi Highway Ndegree3 to a point on the centerline of Roundaway Bayou; thence Northeasterly 5,880.00 feet more or less, along said centerline of Roundaway Bayou to the Point Of Beginning.

LESS AND EXCEPT:

     1. 2.53 acres, more or less, located in Lots 1, 2, 3 and 4, for a County Gravel Road right-of-way and described as follows: Commence at the Northeast corner of Section 21, Township 19 North, Range 3 West; thence South 89degree31'09" West 782.82 feet along the North line of Section 21 to the centerline of a public gravel road and the Point Of Beginning; thence continue South 89degree31'09" West along the centerline of the North line of Section 21 and the centerline of the said public gravel road a distance of 4,408.10 feet to the West line of Section 21, thence South 25 feet; thence North 89degree31'09" East and parallel to the centerline of the said public gravel road 4,408.10 feet to the centerline of Roundaway Bayou; thence North 25 feet to the centerline of the said public gravel road and the Point Of Beginning.

     2. 0.990 acres, more or less, located in Lot 12 of Section 21, Township 19 North, Range 3 West, for a church and cemetery site for Traveler's Rest Missionary Baptist Church and described as follows: Commence at the Northwest corner of said Section 21, thence South 00degree58'23" West 2,594.73 feet along the West line of said Section 21 to a point on the centerline of Mississippi Highway Ndegree 3; thence South 16degree49'23" East 562.44 feet to a point on the centerline of said Mississippi Highway Ndegree3; thence North 73degree10'38" East 110.00 feet to the Point Of Beginning; thence South 76degree12'30" East 159.86 feet; thence South 13degree58'04" East 292.47 feet; thence South 76degree01'59" West 123.17 feet; thence North 16degree49'22" West 367.38 feet to the Point of Beginning.

     3. 3,350 acres, more or less, located in Lot 5 and 12 of Section 21, Township 19 North, Range 3 West, for Mississippi Highway Ndegree3 right-of-way and described as follows; Commence at the Northwest corner of said Section 21; thence South 00degree58'23" West along the West line of said Section 21, 2,234.81 feet to the Point Of Beginning which is 110.00 feet East and at a right angle to the said Mississippi Highway Ndegree3; thence continue South 00degree58'23" West 359.92 feet along the West line of said Section 21 to the centerline of Mississippi Highway Ndegree3; thence South 16degree49'21" East 1,136.71 feet along the centerline of said Mississippi Highway Ndegree3; thence South 88degree23'03" East 115.95 feet to a point on the East right-of-way of said Mississippi Highway Ndegree3; thence North 16degree49'22" West 1,516.09 feet along the said East right-of-way of Mississippi Highway Ndegree3 to the Point Of Beginning.

     4. 1.518 acres, more or less, located in Lots 1, 2, 3 and 4, for a telephone cable and described as follows: Commence at the Northeast corner of Section 21, Township 19 North, Range 3 West; thence South 89degree31'09" West 782.82 feet along the North line of Section 21 and the centerline of a public gravel road; thence South 25.00 feet to the Point Of Beginning; thence South 89degree31'09" West and parallel to the centerline of the public gravel road 4,408.10 feet to the West line of Section 21, thence South 15 feet; thence North 89degree31' 09" East and parallel to the centerline of the said public gravel road 4,408.10 feet to a point on the centerline of Roundaway Bayou; thence North 15 feet to the Point Of Beginning.


     ATTACHED TO AND FORMING PART OF THAT CERTAIN DEED OF TRUST DATED 5/6/98 IN THE NAME OF AQUAPRO CORPORATION IN THE AMOUNT OF $1,000,000.00

     /s/ GEORGE HASTINGS
     ----------------------------------              ---------------------------
     AQUAPRO CORPORATION                             DATE
     BY:  GEORGE HASTINGS, PRESIDENT